THE FLEX-FUNDS

          The Muirfield Fund (R)

          The Dynamic Growth Fund

          The Aggressive Growth Fund

          The Total Return Utilities Fund

          The Highlands Growth Fund (R)

          The U.S. Government Bond Fund

          The Money Market Fund

          2002 ANNUAL REPORT

          DECEMBER 31, 2002

[GRAPHIC APPEARS HERE]

                                         The Flex-funds

                                         Managed by a Meeder Financial Company
                                         6000 Memorial Drive, Dublin Ohio, 43017
                                         Call Toll Free 800-325-3539 | 760-2159
                                         Fax: 614-766-6669 | www.flexfunds.com
                                         Email: flexfunds@meederfinancial.com

The Flex-funds

                          2002 ANNUAL REPORT

                          TABLE OF CONTENTS

                          Letter to Shareholders .......................    2

                          The Money Market Fund ........................    4

                          The U.S. Government Bond Fund ................    6

                          The Muirfield Fund ...........................    8

                          The Total Return Utilities Fund ..............   10

                          The Highlands Growth Fund ....................   12

                          The Dynamic Growth Fund ......................   14

                          The Aggressive Growth Fund ...................   16

                          Portfolio Holdings & Financial Statements ....   19


2002 Annual Report | December 31, 2002                                         1

The Flex-funds

[PHOTO OF ROBERT S. MEEDER SR.]
PRESIDENT

                             LETTER TO SHAREHOLDERS

     Though the odds are great you have already read many accounts of last year's stock market demise, I would like to highlight what we believe are the salient points concerning the events in the financial markets over the last 12 months. 2002 was the worst year of the last three for equity market returns. The S&P 500 Index fell 22% over the 12-month period, making 2002 the worst year for the benchmark large-cap index since 1974 and the fifth worst year on record in the index's 75-year history. The Nasdaq Composite fared worse, falling over 31% for the year in its 3rd worst annual performance since the inception of the index.

     2002 was also different from the two previous years in that every equity mutual fund category tracked by Lipper, Inc. had a negative double-digit return for the year, ranging from a loss of 41.38% for science and technology funds to the best performing category, balanced funds, which had a loss of 10.69%. Volatility remained high during 2002, as sharp, short-term rallies were often followed by sudden corrections, and vise versa. For example, the Dow Jones Industrial Average's 11% loss in September - the worst September performance for the blue chip index since 1937 - was followed by a 10% gain in October - the second best gain for the Dow in that month on record.

     Not all investments fared poorly in 2002, as bonds achieved positive returns. The average U.S. Government bond fund gained nearly 10% for the year. However, the potential for favorable bond market returns was not always apparent in 2002. At the start of the year, there was a real risk that interest rates would rise from their historically low levels. But a recovery in the U.S. economy failed to materialize and stock prices began to tumble. With a rate cut by the Federal Reserve Board in November, short-term rates dropped to levels not seen in over 40 years. Rates could go lower still, but the likelihood is growing that the Fed has little room to cut rates further at this time. In fact, the risk is increasing that rates may rise in 2003, which could spell bad news for most bond investors.

     Will 2003 hold more of the same for the stock market? We do not think so. We believe the low of this prolonged bear market was established in October. Two important conditions developed in the market during the 4th Quarter that support a continuing positive bias for stock prices: a plurality of stocks were advancing rather than declining throughout the 4th Quarter; and the average stock on the New York Stock Exchange had a higher return than the major stock indices during this period. So far in 2003, the internal strengths of the market continue to support a constructive attitude.

     Moreover, 2003 will be President George W. Bush's third year in office and, as we stated before, the third year of a presidential cycle has historically been the best year for stock market gains. (The most recent proposal by President Bush to change various tax regulations is a good example of why the 3rd year of his term could be promising for the stock market.) Based on the technical condition of the

2                                         2002 Annual Report | December 31, 2002

The Flex-funds

market, the weight of the evidence continues to indicate that the stock market could be more favorable for investors in 2003. Though no one has a magic crystal ball for projections of economic or market gain or loss, conditions are now in place for the normal lag of economic improvement to follow the market's internal strength.

Sincerely,

/s/ Robert S. Meeder
--------------------
Robert S. Meeder
President
January 24, 2003

2002 Annual Report | December 31, 2002                                         3

The Flex-funds

THE MONEY MARKET FUND

--------------------------------------------------------------------------------------
PERFORMANCE PERSPECTIVE
Average Annual Total Returns          1         3         5       10             Since
as of December 31, 2002            year     years     years    years         Inception
--------------------------------------------------------------------------------------
The Money Market Fund              1.59%     3.95%     4.42%    4.57%         5.63%/1/
--------------------------------------------------------------------------------------
Average Money Market Fund          1.00%     3.36%     3.90%    4.18%         5.51%/2/
======================================================================================
Current & Effective Yields*   7-day simple yield: 1.22% 7-day compound yield: 1.23%
======================================================================================

/1/ Inception Date: 3/27/85
/2/ Average Annual total return from 3/31/85 to 12/31/02.

* Yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

Source for average money market fund data: Lipper, Inc.

--------------------------------------------------------------------------------
ANNUAL MARKET PERSPECTIVE

[PHOTO OF JOSEPH A. ZARR]
CO-PORTFOLIO MANAGER

[PHOTO OF CHRISTOPHER M. O'DANIEL]
CO-PORTFOLIO MANAGER

     2002 turned out to be a year of extremes for money market funds. After the Federal Reserve had lowered the Fed funds target rate in late 2001, investors assumed they had seen the last of rate cuts for the foreseeable future. Expectations in the early part of 2002 favored rate hikes, and by March 2002, market prices reflected a possible increase in rates of more than 1 percentage point through the end of the year. Accordingly, we lengthened the Fund's average maturity as much as allowable to take advantage of the higher yields available on longer-term securities.

     The higher rates that had been offered in the spring vanished in the summer, as it became apparent that the Fed would either hold rates steady or lower them one more time. The Fund maintained a relatively long average maturity throughout the summer and early fall, seeking the highest possible return for investors in a declining rate environment. Talk of potential deflation in the U.S. economy became more prevalent as the year progressed, and investors debated whether the Fed would cut rates dramatically to ward off deflation or maintain them to support inflationary tactics.

     The Fed eventually sided with the deflation hawks, lowering the Fed funds target rate by one-half of a percentage point on November 6. By year end, we reduced the Fund's average daily maturity to the low 60-day range, as short-term instruments offered little opportunity for increasing yield.

     Looking forward, we anticipate that yields will remain historically low with the possibility of an increase in the 1st Quarter of 2003. Traditional economic and political factors may influence rates later on as foreign policy decisions weigh on the economy. Given the current environment, we will make every effort to maximize returns and manage risk for the Fund's investors.

Past performance does not guarantee future results. Except for the current and effective yields, all performance figures represent average annual total returns for the periods ended December 31, 2002, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Money Market Fund during the periods shown above. Investments in The Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to perserve the value of your invesment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund.

4                                         2002 Annual Report | December 31, 2002

The Flex-funds

--------------------------------------------------------------------------------
Portfolio Holdings as of December 31, 2002

[GRAPHIC APPEARS HERE]

     1) Variable Rate Notes             38%
     2) Corporate Notes                 29%
     3) Commercial Paper                19%
     4) US Gov't Agency Notes            8%
     5) Repurchase Agreements            6%

     Portfolio holdings are subject to change.

--------------------------------------------------------------------------------
ANNUAL RETURNS

[GRAPHIC APPEARS HERE]

     ANNUAL     THE MONEY        AVG. MONEY
     RETURNS  MARKET FUND       MARKET FUND
     --------------------------------------
     1993            2.98%             2.70%
     1994            4.10%             3.75%
     1995            5.85%             5.49%
     1996            5.27%             4.95%
     1997            5.38%             5.10%
     1998            5.31%             5.04%
     1999            4.96%             4.65%
     2000            6.20%             5.70%
     2001            4.10%             3.44%
     2002            1.59%             1.00%
     --------------------------------------

Source for average money market fund performance: Lipper, Inc.

2002 Annual Report | December 31, 2002                                         5

The Flex-funds

THE U.S. GOVERNMENT BOND FUND

--------------------------------------------------------------------------------------------------
PERFORMANCE PERSPECTIVE
Average Annual Total Returns                            1       3       5      10            Since
as of December 31, 2002                              year   years   years   years       Inceptions
--------------------------------------------------------------------------------------------------
The U.S. Government Bond Fund                       10.34%  6.50%    5.85%   6.16%        6.84%/1/
--------------------------------------------------------------------------------------------------
Lehman Bros. Intermediate Government/Credit Index    9.82%  9.63%    7.48%   7.07%         n/a
--------------------------------------------------------------------------------------------------
Average General U.S. Government Bond Fund            8.73%  8.63%    6.38%   6.18%        7.68%/2/
==================================================================================================

/1/ Inception Date: 5/9/85.
/2/ Average annual total return from 5/1/85 to 12/31/02.

Source for index and average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------
ANNUAL MARKET PERSPECTIVE

[PHOTO OF JOSEPH A. ZARR]
CO-PORTFOLIO MANAGER

[PHOTO OF CHRISTOPHER M. O'DANIEL]
CO-PORTFOLIO MANAGER

     The U.S. Government Bond Fund returned 10.34% in 2002, outperforming its broad-based index, the Lehman Bros. Intermediate Government/Credit Index, which returned 9.82% for the year, as well as the average general U.S. Government bond fund, which returned 8.73% for the year.

     The bond market had an exceptional year in 2002. With the majority of economic indicators providing no direction and inflation remaining tame throughout the year, bond investors had little choice than to follow the lead of the stock market in 2002. Continued nervousness and uncertainty about the prospects for the U.S. economy in general, and the stock market in particular, led investors to flee for the relative safety of the bond market at the first sign of weakness in equities. Conversely, whenever stocks began a new rally, investors dumped their bond positions in droves and rushed back into the equity market.

     At the start the year, the Fund was invested defensively in short-term instruments as favorable stock market conditions led to a deterioration of the trend in bond prices. As stock prices fell in the summer, bond prices rose and yields fell to levels not seen in over 40 years. At that time, we increased our exposure to longer-maturing bonds. But when stocks began to rebound off their October lows, the trend in bond prices appeared to reach a point of exhaustion and we reduced our exposure to long-term Treasuries by 50%. We further reduced our exposure to a fully-defensive position as bond prices fell from their peak, in reaction to the strong rally in the stock market.

     As 2002 came to a close, the Fund was invested defensively in two-year U.S. Treasuries. With interest rates now at historic lows, the risk going forward is that even a modest rise in rates could adversely impact the bond market.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2002, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The U.S. Government Bond Fund during the periods as shown above.

The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher, have one to ten years remaining until maturity, and at least $100 million outstanding. The Lehman Brothers Intermediate Government/Credit Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

6                                         2002 Annual Report | December 31, 2002

The Flex-funds

--------------------------------------------------------------------------------
Portfolio Holdings as of December 31,2002

[GRAPHIC APPEARS HERE]

     2-year U.S. Treasury Note       100%

     Portfiolio holdings are subject to change.

--------------------------------------------------------------------------------
RESULTS OF A $ 10,000 INVESTMENTS

                          The U.S.        Lehmand Bros.       Morningstar Avg.
                         Government       Intermediate         General Gov't
                          Bond Fund    Govt/Credit Index         Bond Fund

  12/31/92                $10,000           $10,000              $10,000
  01/31/93                $10,065           $10,194              $10,164
  02/28/93                $10,258           $10,355              $10,317
  03/31/93                $10,286           $10,396              $10,351
  04/30/93                $10,358           $10,480              $10,418
  05/31/93                $10,353           $10,457              $10,417
  06/30/93                $10,485           $10,621              $10,582
  07/31/93                $10,525           $10,646              $10,630
  08/31/93                $10,790           $10,816              $10,791
  09/30/93                $10,865           $10,860              $10,817
  10/31/93                $10,873           $10,889              $10,833
  11/30/93                $10,802           $10,828              $10,743
  12/31/93                $10,822           $10,878              $10,794
  01/31/94                $10,841           $10,999              $10,907
  02/28/94                $10,698           $10,836              $10,738
  03/31/94                $10,534           $10,657              $10,525
  04/30/94                $10,516           $10,585              $10,435
  05/31/94                $10,482           $10,592              $10,417
  06/30/94                $10,505           $10,593              $10,394
  07/31/94                $10,546           $10,746              $10,539
  08/31/94                $10,579           $10,779              $10,548
  09/30/94                $10,608           $10,680              $10,428
  10/31/94                $10,652           $10,679              $10,412
  11/30/94                $10,673           $10,631              $10,379
  12/31/94                $10,714           $10,668              $10,437
  01/31/95                $10,807           $10,847              $10,601
  02/28/95                $11,050           $11,072              $10,812
  03/31/95                $11,104           $11,135              $10,867
  04/30/95                $11,240           $11,273              $10,987
  05/31/95                $11,812           $11,613              $11,331
  06/30/95                $11,949           $11,691              $11,396
  07/31/95                $11,833           $11,692              $11,370
  08/31/95                $11,942           $11,799              $11,483
  09/30/95                $12,075           $11,884              $11,577
  10/31/95                $12,236           $12,016              $11,711
  11/30/95                $12,461           $12,173              $11,857
  12/31/95                $12,677           $12,301              $11,996
  01/31/96                $12,717           $12,407              $12,061
  02/29/96                $12,323           $12,261              $11,876
  03/31/96                $12,381           $12,199              $11,801
  04/30/96                $12,425           $12,156              $11,740
  05/31/96                $12,473           $12,146              $11,711
  06/30/96                $12,533           $12,275              $11,832
  07/31/96                $12,563           $12,312              $11,860
  08/31/96                $12,465           $12,322              $11,843
  09/30/96                $12,489           $12,493              $12,014
  10/31/96                $12,672           $12,714              $12,236
  11/30/96                $12,945           $12,882              $12,414
  12/31/96                $12,697           $12,800              $12,318
  01/31/97                $12,679           $12,850              $12,348
  02/28/97                $12,584           $12,874              $12,372
  03/31/97                $12,550           $12,785              $12,259
  04/30/97                $12,596           $12,936              $12,413
  05/31/97                $12,648           $13,043              $12,505
  06/30/97                $12,772           $13,162              $12,629
  07/31/97                $13,154           $13,429              $12,909
  08/31/97                $12,959           $13,362              $12,819
  09/30/97                $13,160           $13,517              $12,980
  10/31/97                $13,475           $13,667              $13,143
  11/30/97                $13,507           $13,697              $13,185
  12/31/97                $13,678           $13,807              $13,303
  01/31/98                $13,936           $13,988              $13,458
  02/28/98                $13,826           $13,977              $13,440
  03/31/98                $13,856           $14,021              $13,474
  04/30/98                $13,860           $14,091              $13,528
  05/31/98                $13,942           $14,194              $13,642
  06/30/98                $14,090           $14,285              $13,743
  07/31/98                $14,131           $14,335              $13,773
  08/31/98                $14,648           $14,560              $14,017
  09/30/98                $15,144           $14,926              $14,302
  10/31/98                $15,168           $14,911              $14,236
  11/30/98                $14,978           $14,909              $14,252
  12/31/98                $14,995           $14,969              $14,301
  01/31/99                $15,012           $15,051              $14,365
  02/28/99                $14,646           $14,830              $14,136
  03/31/99                $14,693           $14,941              $14,212
  04/30/99                $14,743           $14,987              $14,249
  05/31/99                $14,789           $14,872              $14,137
  06/30/99                $14,832           $14,882              $14,084
  07/31/99                $14,831           $14,869              $14,042
  08/31/99                $14,827           $14,881              $14,024
  09/30/99                $14,887           $15,019              $14,168
  10/31/99                $14,942           $15,058              $14,198
  11/30/99                $14,990           $15,076              $14,199
  12/31/99                $15,048           $15,027              $14,140
  01/31/00                $15,107           $14,971              $14,093
  02/29/00                $15,137           $15,094              $14,240
  03/31/00                $15,527           $15,251              $14,418
  04/30/00                $15,372           $15,216              $14,395
  05/31/00                $15,260           $15,240              $14,392
  06/30/00                $15,427           $15,508              $14,633
  07/31/00                $15,488           $15,626              $14,732
  08/31/00                $15,561           $15,811              $14,919
  09/30/00                $15,679           $15,954              $15,009
  10/31/00                $15,782           $16,028              $15,110
  11/30/00                $16,013           $16,246              $15,346
  12/31/00                $16,275           $16,545              $15,604
  01/31/01                $16,357           $16,816              $15,772
  02/28/01                $16,533           $16,976              $15,911
  03/31/01                $16,572           $17,107              $15,977
  04/30/01                $16,414           $17,062              $15,901
  05/31/01                $16,374           $17,158              $15,965
  06/30/01                $16,417           $17,221              $16,009
  07/31/01                $16,454           $17,579              $16,318
  08/31/01                $16,699           $17,755              $16,469
  09/30/01                $17,058           $18,014              $16,720
  10/31/01                $17,564           $18,313              $17,024
  11/30/01                $16,928           $18,130              $16,764
  12/31/01                $16,475           $18,031              $16,647
01/31/2002                $16,477           $18,124              $16,751
02/28/2002                $16,546           $18,267              $16,904
03/31/2002                $16,417           $17,990              $16,637
04/30/2002                $16,588           $18,287              $16,955
05/31/2002                $16,638           $18,470              $17,062
06/30/2002                $17,000           $18,628              $17,228
07/31/2002                $17,396           $18,848              $17,486
08/31/2002                $17,991           $19,129              $17,704
09/30/2002                $18,683           $19,471              $17,954
10/31/2002                $18,368           $19,395              $17,892
11/30/2002                $18,009           $19,378              $17,795
12/31/2002                $18,179           $19,800              $18,093

The chart compares The U.S. Government Bond Fund's shares to its broad-based index, the Lehman Brothers Intermediate Government/Credit Index, and to the average general U.S. government bond fund. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 1992 to December 31, 2002.

It is important to understand the differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as The Lehman Brothers Intermediate Government/Credit Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar Average General U.S. Government Bond Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of the indices referred to on this page, please refer to Page 6. Past performance does not guarantee future results.

2002 Annual Report | December 31, 2002                                         7

The Flex Funds

THE MUIRFIELD FUND

------------------------------------------------------------------------------------------------
PERFORMANCE PERSPECTIVE
Average Annual Total Returns             1           3           5           10            Since
as of December 31, 2002               year       years       years        years        Inception
------------------------------------------------------------------------------------------------
The Muirfield Fund                   -11.42%     -13.18%      -0.30%        5.63%       7.87%/1/
------------------------------------------------------------------------------------------------
S&P 500 Index                        -22.09%     -14.55%      -0.58%        9.34%      11.05%/2/
------------------------------------------------------------------------------------------------
Nasdaq Composite Index               -31.53%     -31.02%      -3.19%        7.03%       8.95%/2/
------------------------------------------------------------------------------------------------
Average Asset Allocation Fund        -10.19%      -4.38%       1.63%        7.18%       8.39%/2/
================================================================================================

/1/ Inception Date: 8/10/88.
/2/ Average annual total return from 8/1/88 to 12/31/02.

Source for index and average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------
ANNUAL MARKET PERSPECTIVE

[PHOTO OF ROBERT S. MEEDER, SR.]
PORTFOLIO MANAGER

[PHOTO OF ROBERT S. MEEDER, JR.]
PORTFOLIO MANAGER

[PHOTO OF KEVIN J. KRANEZ]
ASST. PORTFOLIO MANAGER

     Historically, our firm has demonstrated that our defensive strategy protects clients' assets in a "down" market.

     However, over the last few years, the results in The Muirfield Fund have protected client assets to a degree but have fallen short of our expectations. That which has had a significant impact on this short fall is a combination of several factors -- and a few items were very significant. First, the volatility of the stock market has increased from its historical norm. Last year, for example, the average daily change of value of the S&P 500 Index was 1.22%.
This matched the previous high established in 1935. Secondly, the overvaluation of certain sectors of the market set all-time highs at the market's peak. This created price risk not seen in decades, and the degree of risk was confirmed by the extent of the market's decline in the last three years. Thirdly, the level of corporate fraud detected has been abnormal, and the level of international turmoil has been abnormal. Both items are a distraction to investor confidence. Put all these factors together and you wind up with a turbulent investor environment probably unmatched since the Great Depression and World War II.

     Is the 2002 environment likely to continue? Surely not all of these unsettling events will disappear, but it is extremely unlikely the combination of these items will be duplicated in the near term. The Muirfield Fund lost 11.42% in 2002. This result did not meet our ultimate objective though it was considerably better than the market's performance as measured by the S&P 500 Index (down 22%) and the Nasdaq Composite Index (down 31.5%). Though relative investment results were good, why did these portfolios lose 11%? Is the "defensive" investment discipline not as valid as before? Have we changed the discipline? Should our shareholders and clients expect better downside protection in the future?

     Technical analysis relies primarily on historical relationships of internal conditions of the stock market, and price movement. The measurement of these factors is a statistical exercise. The relevance of this information to price movement results in investment conclusions that assist in defining risk/reward probabilities of equity investments. Similar procedures are incorporated in identifying which mutual funds should be purchased or sold. We believe this discipline is valid today as it has been for the history of our firm.

     The objectives of Defensive Investing is to (1) participate in a rising stock market environment (a bull market cycle); (2) protect assets in a declining stock market (a bear market cycle); (3) eliminate the mathematical catch-up game as much as possible (lose 25%, must gain 33% to break even);(4) have a greater total return than that of a high-quality bond portfolio over a complete stock market cycle, and (5) attempt to have a positive return each year.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2002, and assume reinvestment of all dividend and capital gain distributors. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Muirfield Fund during the periods shown above. The S&P 500 Index is an widely recognized unmanaged index of common stock prices. The NASDAQ Composite Index is a broad based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

8                                         2002 Annual Report | December 31, 2002

The Flex-funds

--------------------------------------------------------------------------------
Portfolio Holdings as of December 31, 2002

[GRAPHIC APPEARS HERE]

     1) iShares: S&P 500 Index            40%
     2) iShares: Nasdaq 100 Index         23%
     3) iShares: S&P 400 Mid-Cap Index    18%
     4) iShares: S&P Barra Growth Index   14%
     5) S&P 500 Futures                    5%

     Portfolio holdings are subject to change.

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT

                                         Morningstar Avg. Asset
                   The Muirfield Fund         Allocation Fund

  08/10/88                    $10,000                   $10,000
  08/31/88                    $10,080                   $ 9,899
  09/30/88                    $10,420                   $10,162
  10/31/88                    $10,620                   $10,275
  11/30/88                    $10,600                   $10,128
  12/31/88                    $10,620                   $10,261
  01/31/89                    $10,672                   $10,601
  02/28/89                    $10,486                   $10,509
  03/31/89                    $10,693                   $10,638
  04/30/89                    $11,149                   $10,880
  05/31/89                    $11,542                   $11,141
  06/30/89                    $11,377                   $11,228
  07/31/89                    $12,143                   $11,690
  08/31/89                    $12,475                   $11,780
  09/30/89                    $12,475                   $11,819
  10/31/89                    $11,998                   $11,707
  11/30/89                    $12,081                   $11,801
  12/31/89                    $12,102                   $11,951
  01/31/90                    $11,980                   $11,586
  02/28/90                    $12,075                   $11,681
  03/31/90                    $12,170                   $11,838
  04/30/90                    $12,217                   $11,697
  05/31/90                    $12,526                   $12,225
  06/30/90                    $12,644                   $12,328
  07/31/90                    $12,265                   $12,250
  08/31/90                    $11,814                   $11,736
  09/30/90                    $11,862                   $11,490
  10/31/90                    $11,933                   $11,408
  11/30/90                    $12,099                   $11,800
  12/31/90                    $12,383                   $12,082
  01/31/91                    $12,785                   $12,458
  02/28/91                    $13,751                   $12,935
  03/31/91                    $14,395                   $13,177
  04/30/91                    $14,319                   $13,242
  05/31/91                    $14,867                   $13,550
  06/30/91                    $14,418                   $13,233
  07/31/91                    $14,593                   $13,537
  08/31/91                    $14,818                   $13,845
  09/30/91                    $14,768                   $13,888
  10/31/91                    $14,977                   $14,068
  11/30/91                    $14,427                   $13,809
  12/31/91                    $16,077                   $14,840
  01/31/92                    $16,002                   $14,844
  02/29/92                    $16,084                   $15,021
  03/31/92                    $15,920                   $14,835
  04/30/92                    $15,784                   $14,932
  05/31/92                    $15,811                   $15,109
  06/30/92                    $15,866                   $14,988
  07/31/92                    $16,363                   $15,442
  08/31/92                    $15,923                   $15,323
  09/30/92                    $16,088                   $15,515
  10/31/92                    $16,115                   $15,499
  11/30/92                    $16,858                   $15,849
  12/31/92                    $17,188                   $16,089
  01/31/93                    $17,323                   $16,332
  02/28/93                    $16,951                   $16,463
  03/31/93                    $17,416                   $16,777
  04/30/93                    $17,106                   $16,627
  05/31/93                    $17,447                   $16,923
  06/30/93                    $17,663                   $17,088
  07/31/93                    $17,663                   $17,146
  08/31/93                    $18,500                   $17,659
  09/30/93                    $18,593                   $17,721
  10/31/93                    $18,841                   $17,923
  11/30/93                    $18,500                   $17,711
  12/31/93                    $18,581                   $17,969
  01/31/94                    $19,205                   $18,389
  02/28/94                    $18,859                   $18,083
  03/31/94                    $18,581                   $17,540
  04/30/94                    $18,616                   $17,553
  05/31/94                    $18,651                   $17,627
  06/30/94                    $18,705                   $17,384
  07/31/94                    $18,775                   $17,730
  08/31/94                    $18,810                   $18,088
  09/30/94                    $18,871                   $17,829
  10/31/94                    $19,012                   $17,952
  11/30/94                    $19,012                   $17,605
  12/31/94                    $19,083                   $17,733
  01/31/95                    $19,154                   $17,971
  02/28/95                    $19,798                   $18,473
  03/31/95                    $20,012                   $18,803
  04/30/95                    $20,300                   $19,152
  05/31/95                    $20,768                   $19,765
  06/30/95                    $21,740                   $20,137
  07/31/95                    $23,038                   $20,608
  08/31/95                    $23,362                   $20,751
  09/30/95                    $24,047                   $21,157
  10/31/95                    $23,687                   $21,087
  11/30/95                    $23,975                   $21,665
  12/31/95                    $24,010                   $21,976
  01/31/96                    $24,304                   $22,365
  02/29/96                    $24,681                   $22,408
  03/31/96                    $24,597                   $22,492
  04/30/96                    $25,309                   $22,744
  05/31/96                    $25,980                   $23,010
  06/30/96                    $25,603                   $23,023
  07/31/96                    $24,010                   $22,462
  08/31/96                    $23,968                   $22,805
  09/30/96                    $24,639                   $23,531
  10/31/96                    $24,932                   $23,923
  11/30/96                    $26,063                   $24,902
  12/31/96                    $25,449                   $24,720
  01/31/97                    $26,892                   $25,324
  02/28/97                    $26,892                   $25,316
  03/31/97                    $25,868                   $24,709
  04/30/97                    $26,520                   $25,256
  05/31/97                    $28,148                   $26,303
  06/30/97                    $29,125                   $27,059
  07/31/97                    $31,333                   $28,417
  08/31/97                    $30,065                   $27,700
  09/30/97                    $31,615                   $28,775
  10/31/97                    $29,535                   $28,226
  11/30/97                    $29,913                   $28,590
  12/31/97                    $30,180                   $28,899
  01/31/98                    $29,574                   $29,086
  02/28/98                    $30,511                   $30,166
  03/31/98                    $31,449                   $30,999
  04/30/98                    $31,837                   $31,209
  05/31/98                    $31,449                   $30,920
  06/30/98                    $32,114                   $31,355
  07/31/98                    $32,837                   $30,963
  08/31/98                    $31,001                   $28,788
  09/30/98                    $31,112                   $29,565
  10/31/98                    $32,397                   $30,476
  11/30/98                    $34,854                   $31,308
  12/31/98                    $39,031                   $32,128
  01/31/99                    $41,357                   $32,463
  02/28/99                    $40,279                   $31,689
  03/31/99                    $41,300                   $32,280
  04/30/99                    $42,380                   $33,097
  05/31/99                    $41,698                   $32,668
  06/30/99                    $43,630                   $33,432
  07/31/99                    $42,263                   $33,030
  08/31/99                    $41,864                   $32,776
  09/30/99                    $41,663                   $32,510
  10/31/99                    $41,308                   $33,151
  11/30/99                    $42,515                   $33,638
  12/31/99                    $45,443                   $34,904
  01/31/00                    $43,861                   $34,152
  02/29/00                    $46,162                   $34,749
  03/31/00                    $46,881                   $35,912
  04/30/00                    $40,741                   $35,292
  05/31/00                    $39,657                   $34,885
  06/30/00                    $40,242                   $35,493
  07/31/00                    $40,022                   $35,317
  08/31/00                    $40,975                   $36,652
  09/30/00                    $39,656                   $36,025
  10/31/00                    $38,548                   $35,829
  11/30/00                    $37,219                   $34,858
  12/31/00                    $37,944                   $35,591
  01/31/01                    $37,944                   $36,158
  02/28/01                    $36,027                   $34,762
  03/31/01                    $33,958                   $33,552
  04/30/01                    $35,338                   $34,856
  05/31/01                    $36,181                   $35,071
  06/30/01                    $35,261                   $34,615
  07/31/01                    $35,108                   $34,547
  08/31/01                    $33,804                   $33,693
  09/30/01                    $31,888                   $32,068
  10/31/01                    $31,582                   $32,663
  11/30/01                    $33,038                   $33,746
  12/31/01                    $33,572                   $34,009
01/31/2002                    $33,335                   $33,704
02/28/2002                    $32,466                   $33,383
03/31/2002                    $34,520                   $34,158
04/30/2002                    $34,599                   $33,601
05/31/2002                    $33,651                   $33,442
06/30/2002                    $32,466                   $32,101
07/31/2002                    $31,913                   $30,450
08/31/2002                    $31,597                   $30,643
09/30/2002                    $30,965                   $29,007
10/31/2002                    $30,649                   $30,050
11/30/2002                    $31,913                   $31,089
12/31/2002                    $29,737                   $30,377

The chart compares The Muirfield Fund's value to its broad-based index, the Morningstar Average Asset Allocation Fund Index. It is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from August 10, 1988 to December 31, 2002.

It is important to understand the differences between your Fund and this index. An index of funds such as the Morningstar Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Past performance does not guarantee future results.

2002 Annual Report | December 31, 2002                                         9

The Flex-funds

THE TOTAL RETURN UTILITIES FUND

-----------------------------------------------------------------------------------------
PERFORMANCE PERSPECTIVE
Average Annual Total Returns                     1          3         5             Since
as of December 31, 2002                       year      years     years         Inception
-----------------------------------------------------------------------------------------
The Total Return  Utilities Fund            -30.36%    -10.62%    -1.40%         6.11%/1/
-----------------------------------------------------------------------------------------
New York Stock Exchange Utility Index       -26.85%    -20.91%    -4.53%         4.16%/2/
-----------------------------------------------------------------------------------------
Average Utility Fund                        -23.67%    -13.18%    -2.04%         5.36%/2/
=========================================================================================

/1/ Inception Date: 6/21/95.
/2/ Average annual total return from 6/30/95 to 12/31/02.

Source for index data: Bloomberg. Source for average fund data:
Morningstar, Inc.

--------------------------------------------------------------------------------
ANNUAL MARKET PERSPECTIVE

[PHOTO OF LOWELL G.MILLER]
PORTFOLIO MANAGER

     The air calmed down, the headlines faded, and helped by a general improvement in the fundamental operating environment for regulated and gas-oriented utilities, we were able to post excellent gains in the 4th Quarter, far outperforming the average utility fund. Much of this quarterly result can be traced to our natural gas bias, improved performance from the telecom sector, and avoidance of positions with exposure to speculative trading and the unregulated electricity market. While 2002 is likely to go down as one of the most challenging years in history for the utilities sector, several pistons in the proverbial "engine" of a broad-based utilities recovery are finally firing in unison.

     During the first three quarters of the year, the aftershocks of the collapse of Enron shuddered through the utilities sector, leading many companies to trim their energy trading operations and take a step backward before preceding forward. A number of our holdings suffered declines during this period, and we eliminated several disappointing performers from the portfolio, including Williams, Aquila, and El Paso. Our telecommunications holdings also detracted from fund performance, as the Baby Bells struggled to find growth in a slowing economy.

     Heading into 2003, many factors are now present in the utilities marketplace that could translate into improved earnings and rising valuations for companies in the utilities sector. Natural gas production and inventories have fallen off recently, even as consumer demand increased. Several regulatory changes are making their way through Washington that could have a favorable impact on the industry. A repeal of the federal tax on stock dividends would likely benefit high yielding utilities. Finally, progress in reforming corporate accounting practices and restoring investor confidence is developing. All these factors taken together should improve the prospects for the utilities sector in general and the Fund in particular for the next 12 months.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2002, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Total Return Utilities Fund during the periods shown above.

Because The Total Return Utilities Fund concentrates its investments in public utility companies, the value of the Fund's shares may fluctuate more than if invested in a greater number of industries. Changes in interest rates may also affect the value of utility stocks, and rising interest rates can be expected to reduce the Fund's net asset value.

The New York Stock Exchange Utility Index is an unmanaged index of 256 utility sector stocks. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

10                                        2002 Annual Report | December 31, 2002

The Flex-funds

--------------------------------------------------------------------------------
Sector Weightings as of December 31, 2002

[GRAPHIC APPEARS HERE]

     1) Telecomm. Services              30%
     2) Oil/Gas Domestic                23%
     3) Electric/Gas Utility            16%
     4) Electric Utility                11%
     5) Electric Integrated              8%
     6) Water Utility                    4%
     7) Natural Gas (Diversified)        4%
     8) Distribution                     3%
     9) Natural Gas (Distributor)        1%

     Sector Weightings are subject to change.

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT

                          The Total       Morningstar
                       Return Utilities  Avg. Utility     NYSE Utility
                             Fund            Fund            Index

  06/21/95                 $10,000                          $10,000
  06/30/95                 $ 9,880         $10,000          $10,092
  07/31/95                 $ 9,897         $10,174          $10,318
  08/31/95                 $10,046         $10,278          $10,537
  09/30/95                 $10,427         $10,712          $11,054
  10/31/95                 $10,587         $10,744          $11,224
  11/30/95                 $10,962         $10,998          $11,428
  12/31/95                 $11,500         $11,450          $12,040
  01/31/96                 $11,637         $11,655          $12,281
  02/29/96                 $11,526         $11,502          $11,925
  03/31/96                 $11,415         $11,454          $11,816
  04/30/96                 $11,598         $11,545          $11,991
  05/31/96                 $11,805         $11,630          $12,052
  06/30/96                 $12,103         $11,940          $12,370
  07/31/96                 $11,577         $11,397          $11,742
  08/31/96                 $12,012         $11,626          $11,768
  09/30/96                 $12,085         $11,751          $11,997
  10/31/96                 $12,466         $12,150          $12,430
  11/30/96                 $12,997         $12,655          $12,948
  12/31/96                 $13,032         $12,773          $12,900
  01/31/97                 $13,415         $13,039          $13,350
  02/28/97                 $13,301         $13,045          $13,496
  03/31/97                 $12,729         $12,666          $12,898
  04/30/97                 $12,857         $12,786          $13,133
  05/31/97                 $13,528         $13,416          $13,819
  06/30/97                 $13,749         $13,822          $14,407
  07/31/97                 $14,108         $14,190          $14,878
  08/31/97                 $14,050         $13,755          $14,285
  09/30/97                 $14,898         $14,587          $15,205
  10/31/97                 $14,825         $14,410          $15,180
  11/30/97                 $16,012         $15,316          $16,501
  12/31/97                 $16,770         $16,057          $17,286
  01/31/98                 $16,684         $16,057          $17,438
  02/28/98                 $17,410         $16,609          $18,098
  03/31/98                 $18,465         $17,819          $19,896
  04/30/98                 $18,258         $17,506          $19,717
  05/31/98                 $17,690         $17,247          $19,215
  06/30/98                 $17,910         $17,555          $19,940
  07/31/98                 $17,654         $17,398          $20,095
  08/31/98                 $15,148         $16,113          $18,734
  09/30/98                 $16,067         $17,271          $20,268
  10/31/98                 $16,684         $17,668          $21,174
  11/30/98                 $16,865         $18,164          $21,959
  12/31/98                 $18,241         $19,241          $23,653
  01/31/99                 $18,778         $19,282          $23,914
  02/28/99                 $18,298         $18,696          $23,116
  03/31/99                 $18,356         $18,742          $22,818
  04/30/99                 $19,862         $19,960          $25,069
  05/31/99                 $20,233         $20,448          $25,099
  06/30/99                 $20,556         $20,758          $26,743
  07/31/99                 $20,997         $20,725          $26,419
  08/31/99                 $20,151         $20,076          $25,217
  09/30/99                 $20,709         $20,054          $26,009
  10/31/99                 $22,053         $21,140          $26,712
  11/30/99                 $21,884         $21,422          $27,009
  12/31/99                 $21,891         $22,440          $27,734
  01/31/00                 $22,746         $22,962          $26,916
  02/29/00                 $21,394         $23,062          $25,910
  03/31/00                 $23,395         $24,172          $27,534
  04/30/00                 $22,879         $23,147          $27,626
  05/31/00                 $23,000         $22,875          $26,736
  06/30/00                 $23,000         $22,935          $26,306
  07/31/00                 $23,152         $22,765          $24,863
  08/31/00                 $24,160         $24,352          $25,745
  09/30/00                 $25,571         $25,114          $25,763
  10/31/00                 $25,289         $24,486          $26,347
  11/30/00                 $24,595         $23,123          $24,076
  12/31/00                 $26,275         $24,385          $24,418
  01/31/01                 $25,888         $23,780          $24,586
  02/28/01                 $25,523         $23,325          $22,602
  03/31/01                 $25,670         $22,873          $22,008
  04/30/01                 $27,005         $24,221          $23,570
  05/31/01                 $26,473         $23,808          $22,779
  06/30/01                 $24,755         $22,209          $21,131
  07/31/01                 $24,490         $21,528          $20,869
  08/31/01                 $23,902         $20,721          $19,556
  09/30/01                 $22,723         $19,331          $19,235
  10/31/01                 $22,380         $19,099          $18,314
  11/30/01                 $22,000         $18,953          $18,294
  12/31/01                 $22,446         $19,370          $18,743
01/31/2002                 $20,753         $18,291          $17,815
02/28/2002                 $20,180         $17,852          $17,293
03/31/2002                 $21,918         $19,067          $17,828
04/30/2002                 $20,269         $18,333          $16,385
05/31/2002                 $19,491         $17,711          $16,162
06/30/2002                 $17,442         $16,515          $14,638
07/31/2002                 $15,486         $14,691          $12,852
08/31/2002                 $15,282         $15,002          $12,804
09/30/2002                 $13,806         $13,570          $11,115
10/31/2002                 $15,093         $14,180          $12,654
11/30/2002                 $15,703         $14,724          $13,589
12/31/2002                 $15,632         $14,789          $13,246


The chart compares The Total Return Utilities Fund's shares to its broad-based index, the New York Stock Exchange Utility Index, and to the average utility fund. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from June 21, 1995 to December 31, 2002. (Please note that performance figures for the indices are from June 30, 1995 to December 31, 2002.)

It is important to understand the differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as the New York Stock Exchange Utility Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar Average Utility Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of the indices referred to on this page, please refer to Page 10. Past performance does not guarantee future results.

2002 Annual Report | December 31, 2002                                        11

The Flex-funds

THE HIGHLANDS GROWTH FUND

-----------------------------------------------------------------------------------------------
PERFORMANCE PERSPECTIVE
Average Annual Total Returns              1          3           5          10            Since
as of December 31, 2002                year      years       years       years        Inception
-----------------------------------------------------------------------------------------------
The Highlands Growth Fund           -24.69%     -16.17%      -2.47%        5.14%       6.31%/1/
-----------------------------------------------------------------------------------------------
S&P 500 Index                       -22.09%     -14.55%      -0.58%        9.34%      12.15%/2/
===============================================================================================

/1/ Inception Date: 3/20/85
/2/ Average annual total return from 3/29/85 to 12/3/02.

Source for index data: Morningstar, Inc.

--------------------------------------------------------------------------------
ANNUAL MARKET PERSPECTIVE

[PHOTO OF WILLIAM L. GURNER]
PORTFOLIO MANAGER

     Remember the overblown concerns about Y2K and the advent of the new millennium? Well, the world did not come to an end; it just seems that way to stock investors. Amid all the concerns about the impact of Y2K, little did anyone realize that the new millennium would bring some of the worst stock market performance since the Great Depression. The Highlands Growth Fund declined 24.69% in 2002. The S&P 500 Index declined 22.09% during 2002, following declines of 9.10% during 2000 and 11.88% during 2001. Since the market peak of March 24, 2000, the S&P 500 Index has shed 42% of its value. For the first time since sectors have been tracked (1981), all ten sectors of the S&P 500 Index were down during 2002.

     However, all is not doom and gloom, and we believe that the market has turned the corner and started the long-awaited recovery. The market's strength in the 4th Quarter tends to support this conclusion. The recovery will likely not match the pace of the heyday of the 90's. Investor patience may be tested further, since stock prices will probably not go straight up. Investor confidence is not high, and reaction to bad news is swift, so there will be bumps in the road. The stock market still has potential negative news to absorb: the possibility of war with Iraq, nuclear weapon-fueled tension with North Korea, continuing accounting issues, and pressure on corporate earnings. Economic recovery will be the spark to turn the stock market up.

     The Fund continues to own stock in a broadly diversified portfolio of quality companies. Performance during the 4th Quarter lagged because the better performing stocks during October and November (telecommunication and technology stocks) had led the decline through three quarters. These beaten-up stocks bounced a little higher off the bottom, but we expect the quality names in the Fund to become the leaders in the future. During this intensely bearish and volatile market, we have reduced the number of S&P stocks to approximately 125 names in order to leverage the stock-picking ability of our sector specialists and increase returns relative to the S&P 500 Index.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2002, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Highlands Growth Fund during the periods shown above.

The S&P 500 Index is a widely recognized unmanaged index of common stock prices. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

12                                        2002 Annual Report | December 31, 2002

The Flex-funds

--------------------------------------------------------------------------------
Sector Weightings as of December 31, 2002

[GRAPHIC APPEARS HERE]

                                       Sector          % of
            Sector                     Manager         Portfolio
     ---------------------------------------------------------------
     1)   Finance                      Matrix                20%
     2)   Technology                   RCM                   17%
     3)   Consumer Non-Durables        Barrow Hanley         14%
     4)   Health                       Alliance              14%
     5)   Materials & Services         Dreyfus Corp.         10%
     6)   Consumer Durables            Barrow Hanley          8%
     7)   Utility                      W.H. Reaves & Co.      7%
     8)   Energy                       Mitchell Group         6%
     9)   Transportation               Miller Howard          1%
     10)  Cash Equivalents                                    3%

     Sector weightings are subject to change.

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT

                  The Highlands
                   Growth Fund          S&P 500 Index
12/31/92             $10,000               $10,000
01/31/93             $10,164               $10,084
02/28/93             $10,299               $10,221
03/31/93             $10,489               $10,436
04/30/93             $10,295               $10,184
05/31/93             $10,287               $10,456
06/30/93             $10,233               $10,486
07/31/93             $10,281               $10,444
08/31/93             $10,646               $10,840
09/30/93             $10,465               $10,757
10/31/93             $10,712               $10,979
11/30/93             $10,600               $10,874
12/31/93             $10,721               $11,006
01/31/94             $11,215               $11,380
02/28/94             $11,079               $11,071
03/31/94             $10,656               $10,589
04/30/94             $10,552               $10,725
05/31/94             $10,416               $10,900
06/30/94             $10,440               $10,634
07/31/94             $10,472               $10,983
08/31/94             $10,512               $11,432
09/30/94             $10,534               $11,152
10/31/94             $10,598               $11,403
11/30/94             $10,606               $10,988
12/31/94             $10,646               $11,150
01/31/95             $10,777               $11,440
02/28/95             $11,143               $11,885
03/31/95             $11,265               $12,235
04/30/95             $11,462               $12,595
05/31/95             $11,775               $13,098
06/30/95             $12,022               $13,402
07/31/95             $12,395               $13,846
08/31/95             $12,329               $13,881
09/30/95             $12,843               $14,466
10/31/95             $12,809               $14,414
11/30/95             $13,136               $15,046
12/31/95             $13,267               $15,336
01/31/96             $13,639               $15,858
02/29/96             $13,751               $16,005
03/31/96             $13,760               $16,159
04/30/96             $13,699               $16,397
05/31/96             $13,977               $16,819
06/30/96             $14,046               $16,883
07/31/96             $13,479               $16,138
08/31/96             $13,375               $16,479
09/30/96             $13,706               $17,406
10/31/96             $13,908               $17,886
11/30/96             $14,688               $19,236
12/31/96             $14,472               $18,855
01/31/97             $15,221               $20,033
02/28/97             $15,204               $20,190
03/31/97             $14,498               $19,362
04/30/97             $15,303               $20,517
05/31/97             $16,196               $21,765
06/30/97             $16,823               $22,739
07/31/97             $18,247               $24,548
08/31/97             $17,442               $23,173
09/30/97             $18,292               $24,442
10/31/97             $17,672               $23,627
11/30/97             $18,362               $24,720
12/31/97             $18,709               $25,144
01/31/98             $18,790               $25,422
02/28/98             $20,111               $27,254
03/31/98             $21,180               $28,649
04/30/98             $21,483               $28,936
05/31/98             $20,968               $28,440
06/30/98             $21,695               $29,594
07/31/98             $21,452               $29,279
08/31/98             $18,150               $25,051
09/30/98             $19,311               $26,655
10/31/98             $20,676               $28,822
11/30/98             $21,768               $30,568
12/31/98             $23,138               $32,328
01/31/99             $24,152               $33,680
02/28/99             $23,302               $32,633
03/31/99             $24,424               $33,939
04/30/99             $25,395               $35,253
05/31/99             $25,275               $34,421
06/30/99             $26,540               $36,330
07/31/99             $25,558               $35,197
08/31/99             $25,253               $35,023
09/30/99             $24,708               $34,064
10/31/99             $26,038               $36,218
11/30/99             $26,670               $36,955
12/31/99             $28,034               $39,130
01/31/00             $26,831               $37,164
02/29/00             $26,606               $36,461
03/31/00             $29,087               $40,026
04/30/00             $27,909               $38,822
05/31/00             $27,157               $38,024
06/30/00             $27,796               $38,962
07/31/00             $27,521               $38,354
08/31/00             $29,300               $40,735
09/30/00             $27,984               $38,585
10/31/00             $27,521               $38,421
11/30/00             $25,215               $35,394
12/31/00             $25,299               $35,568
01/31/01             $26,221               $36,829
02/28/01             $23,808               $33,473
03/31/01             $22,194               $31,354
04/30/01             $24,011               $33,788
05/31/01             $24,147               $34,015
06/30/01             $23,564               $33,187
07/31/01             $23,198               $32,860
08/31/01             $21,733               $30,805
09/30/01             $19,890               $28,318
10/31/01             $20,350               $28,858
11/30/01             $21,842               $31,071
12/31/01             $21,928               $31,343
01/31/2002           $21,559               $30,886
02/28/2002           $21,035               $30,290
03/31/2002           $21,857               $31,430
04/30/2002           $20,425               $29,525
05/31/2002           $20,255               $29,308
06/30/2002           $18,909               $27,221
07/31/2002           $17,420               $25,100
08/31/2002           $17,520               $25,264
09/30/2002           $15,634               $22,521
10/31/2002           $16,797               $24,501
11/30/2002           $17,534               $25,942
12/31/2002           $16,513               $24,418

The results achieved by The Highlands Growth Fund since 1997, as denoted in the shaded area of the above chart, were achieved with the "Sector Plus" investment strategy as implemented by Sector Capital Management, LLC, the Fund's subadvisor, and William L. Gurner, the Fund's Portfolio Manager and President of Sector Capital Management, LLC.

The chart compares The Highlands Growth Fund's shares to its board-based index, the S&P 500 Index. It is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from December 31, 1992 to December 31, 2002.

It is important to understand the differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as the S&P 500 Index is not managed, incurring no sales changes, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. For a description of the index referred to on this page, please refer to Page 12. Past performance does not guarantee future results.

2002 Annual Report | December 31, 2002                                        13

The Flex-funds

THE DYNAMIC GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE PERSPECTIVE
Average Annual Total Returns                1         3        5           Since
as of December 31, 2002                  year     years    years       Inception
--------------------------------------------------------------------------------
The Dynamic Growth Fund               -24.29%        -        -       -18.16%/1/
--------------------------------------------------------------------------------
Meeder Asset Management,  Inc.
  Growth Accounts Composite           -23.56%   -14.55%    4.74%       10.24%/2/
--------------------------------------------------------------------------------
S&P 500 Index                         -22.09%   -14.55%   -0.58%      -13.17%/3/
--------------------------------------------------------------------------------
Nasdaq Composite Index                -31.53%   -31.02%   -3.19%      -35.59%/3/
--------------------------------------------------------------------------------

/1/ Inception Date: 2/29/00.
/2/ Inception Date: 12/31/94.
/3/ Average annual total return from 2/29/00 to 12/31/02.

Source for index data: Morningstar, Inc

--------------------------------------------------------------------------------
ANNUAL MARKET PERSPECTIVE

[PHOTO OF ROBERT M. WAGNER]
CFA
PORTFOLIO MANAGER

     The Dynamic Growth Fund declined 24.29% for the 12 months ended December, 31, 2002. Through the first nine months of the year, the Fund performed ahead of its broad-based index, the S&P 500 Index. The Fund lagged in the 4th Quarter to finish 2002 slightly behind the S&P 500 Index for the year.

     Volatility among the various styles and capitalization ranges of the stock market created a challenging investment environment for the Fund's portfolio. For the first half of the year, due to the sharp rotations in relative strength in the stock market, we sought to maintain a blended portfolio structure, targeting small- and mid-cap value funds on one side and large-cap funds on the other.

     In the second half of 2002, our discipline confirmed strength among large-cap stocks relative to the broad equity market, and we skewed the Fund toward large-cap funds in the 3rd Quarter. A strong rally commenced in the 4th Quarter from a low of October 9 to November 22, with large-cap stocks performing well. The stock market took a breather in December, but the intermediate-term trend of the major indices remained positive throughout the 4th Quarter. Relative strength even improved in the Nasdaq Composite Index during this time, and we added funds closely correlated to the Nasdaq Composite Index in November. As we head into 2003, our portfolio structure is targeting large-cap value funds and funds correlated to the Nasdaq Composite and S&P 500 indices.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2002, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Dynamic Growth Fund during the periods shown above.

The returns for the Meeder Asset Management, Inc. Growth Accounts represent a composite of the private accounts managed by Meeder Asset Management, manager of The Flex-funds, which employ a similar investment strategy to The Dynamic Growth Fund, and are net of investment advisory fees. We have included the returns of these privately-managed accounts to present the long-term performance of the investment strategies employed by The Dynamic Growth Fund. Please refer to the disclosure on page 18 for a description of what these returns represent and what they do not represent.

The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

14                                        2002 Annual Report | December 31, 2002

The Flex-funds

--------------------------------------------------------------------------------
Portfolio Holdings as of December 31,2002

[GRAPHIC APPEARS HERE]

     1) AIM Basic Value               31%
     2) ProFunds Bull                 28%
     3) Rydex OTC                     21%
     4) ProFunds OTC                   8%
     5) S&P 500 Futures               14%

     Portfolio holdings are subject to change.

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT

                                                          Nasdaq
                    The Dynamic        S&P 500          Composite
                    Growth Fund         Index             Index
02/29/00             $10,000           $10,000           $10,000
03/31/00             $ 9,740           $10,978           $ 9,736
04/30/00             $ 8,610           $10,648           $ 8,220
05/31/00             $ 8,310           $10,429           $ 7,241
06/30/00             $ 8,580           $10,686           $ 8,444
07/31/00             $ 8,590           $10,519           $ 8,020
08/31/00             $ 9,340           $11,172           $ 8,956
09/30/00             $ 9,100           $10,583           $ 7,820
10/31/00             $ 8,779           $10,538           $ 7,174
11/30/00             $ 8,018           $ 9,708           $ 5,531
12/31/00             $ 8,646           $ 9,755           $ 5,260
01/31/01             $ 8,656           $10,101           $ 5,904
02/28/01             $ 8,179           $ 9,181           $ 4,582
03/31/01             $ 7,723           $ 8,599           $ 3,918
04/30/01             $ 8,220           $ 9,267           $ 4,506
05/31/01             $ 8,342           $ 9,329           $ 4,494
06/30/01             $ 8,017           $ 9,102           $ 4,600
07/31/01             $ 7,905           $ 9,013           $ 4,316
08/31/01             $ 7,510           $ 8,449           $ 3,844
09/30/01             $ 6,799           $ 7,767           $ 3,191
10/31/01             $ 6,901           $ 7,915           $ 3,599
11/30/01             $ 7,368           $ 8,522           $ 4,110
12/31/01             $ 7,481           $ 8,597           $ 4,153
1/31/2002            $ 7,288           $ 8,471           $ 4,118
2/28/2002            $ 7,014           $ 8,308           $ 3,687
3/31/2002            $ 7,400           $ 8,620           $ 3,929
4/30/2002            $ 7,309           $ 8,098           $ 3,594
5/31/2002            $ 7,278           $ 8,038           $ 3,440
6/30/2002            $ 6,700           $ 7,466           $ 3,115
7/31/2002            $ 5,979           $ 6,884           $ 2,828
8/31/2002            $ 6,141           $ 6,929           $ 2,799
9/30/2002            $ 5,796           $ 6,177           $ 2,495
10/31/2002           $ 5,745           $ 6,720           $ 2,831
11/30/2002           $ 6,162           $ 7,115           $ 3,149
12/31/2002           $ 5,664           $ 6,697           $ 2,843

The chart compares The Dynamic Growth Fund's shares to its broad-based index, the S&P 500 Index, and the Nasdaq Composite Index. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from February 29, 2000 to December 31, 2002.

It is important to understand the differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. Market indices such as the S&P 500 Index and the Nasdaq Composite Index are not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. For a description of the indices referred to on this page, please refer to Page 14. Past performance does not guarantee future results.

2002 Annual Report | December 31, 2002                                        15

The Flex-funds

THE AGGRESSIVE GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE PERSPECTIVE
Average Annual Total Returns               1         3        5            Since
as of December 31, 2002                 year     years    years        Inception
--------------------------------------------------------------------------------
The Aggressive Growth Fund            -26.53%        -        -       -22.80%/1/
--------------------------------------------------------------------------------
Meeder Asset Management, Inc.
Aggressive Growth Accounts Composite  -26.07%   -15.71%    6.20%       10.41%/2/
--------------------------------------------------------------------------------
Nasdaq Composite Index                -31.53%   -31.02%   -3.19%      -35.59%/3/
--------------------------------------------------------------------------------
Average Aggressive Growth Fund        -27.60%   -19.89%   -2.34%      -25.12%/3/
--------------------------------------------------------------------------------

/1/ Inception Date: 2/29/00
/2/ Inception Date: 12/31/94
/3/ Average annual total return from 2/29/00 to 12/31/02.

Source for index and average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------
ANNUAL MARKET PERSPECTIVE

[PHOTO OF ROBERT M. WAGNER]
CFA
PORTFOLIO MANAGER

     The Aggressive Growth Fund outperformed the Nasdaq Composite Index, its broad-based index, in 2002 with a loss for the year of 26.53%. In comparison, the Nasdaq Composite Index declined 31.53% for the year.

     2002 was another volatile and rotational year for equity investors, as sharp, short-term rallies were followed by sudden corrections. The Fund was positioned conservatively throughout the first half of the year, with emphasis on the small- and mid-cap areas of the market as well as on value. With no sustainable trend evident in the stock market throughout this period, we also maintained some exposure to large-cap funds.

     As 2002 progressed, large-cap stocks amassed relative strength in the rally from the July low, and we rotated the Fund's bias toward large-cap funds in the 3rd Quarter, reducing our exposure to the small-and mid-cap area of the market. Eventually, the market established another low in October and began a strong but short-term rally. Most of the equity market's gains in the 4th Quarter were achieved in a four-week time period from the October low to early November. The Nasdaq Composite Index demonstrated good strength and led the market through this late year rally, and we added positions correlated to the largest stocks in the Nasdaq Composite Index and eliminated our "defensive" holdings.

     We believe our current portfolio, targeting large-cap value and the Nasdaq Composite and S&P 500 indices, is appropriate for market conditions heading into 2003.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended December 31, 2002, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Aggressive Growth Fund during the periods shown above.

The returns for the Meeder Asset Management, Inc. Aggressive Growth Accounts represent a composite of the private accounts managed by Meeder Asset Management, Inc., manager of The Flex-funds, which employ a similar investment strategy to The Aggressive Growth Fund. We have included the returns of these privately-managed accounts to present the long-term performance of the investment strategies employed by The Aggressive Growth Fund. Please refer to the disclosure on page 18 for a description of what these returns represent and what they do not represent.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

16                                        2002 Annual Report | December 31, 2002

The Flex-funds

--------------------------------------------------------------------------------
Portfolio Holdings as of December 31, 2002

[GRAPHIC APPEARS HERE]

     1) AIM Basic Value                  35%
     2) Rydex OTC                        27%
     3) ProFunds BULL                     9%
     4) ProFunds OTC                      8%
     5) S&P 500 Futures                  21%

     Portfolio holdings are subject to change.

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT

                     The Aggressive        Avg. Aggressive     Nasdaq Composite
                       Growth Fund           Growth Fund              Index
02/29/00                $10,000                $10,000              $10,000
03/31/00                 $9,140                 $9,751               $9,736
04/30/00                 $8,030                 $8,821               $8,220
05/31/00                 $7,720                 $8,127               $7,241
06/30/00                 $7,960                 $9,141               $8,444
07/31/00                 $7,900                 $8,809               $8,020
08/31/00                 $8,610                 $9,771               $8,956
09/30/00                 $8,320                 $9,295               $7,820
10/31/00                 $8,000                 $8,672               $7,174
11/30/00                 $7,350                 $7,239               $5,531
12/31/00                 $7,876                 $7,567               $5,260
01/31/01                 $7,996                 $7,794               $5,904
02/28/01                 $7,355                 $6,701               $4,582
03/31/01                 $6,834                 $6,029               $3,918
04/30/01                 $7,415                 $6,725               $4,506
05/31/01                 $7,465                 $6,754               $4,494
06/30/01                 $7,145                 $6,693               $4,600
07/31/01                 $6,954                 $6,358               $4,316
08/31/01                 $6,553                 $5,905               $3,844
09/30/01                 $5,792                 $5,120               $3,191
10/31/01                 $6,002                 $5,433               $3,599
11/30/01                 $6,483                 $5,879               $4,110
12/31/01                 $6,534                 $6,062               $4,153
01/31/2002               $6,303                 $5,910               $4,118
02/28/2002               $5,953                 $5,601               $3,687
03/31/2002               $6,303                 $5,931               $3,929
04/30/2002               $6,243                 $5,686               $3,594
05/31/2002               $6,223                 $5,527               $3,440
06/30/2002               $5,752                 $5,068               $3,115
07/31/2002               $5,081                 $4,556               $2,828
08/31/2002               $5,171                 $4,533               $2,799
09/30/2002               $4,850                 $4,213               $2,495
10/31/2002               $4,870                 $4,451               $2,831
11/30/2002               $5,241                 $4,701               $3,149
12/31/2002               $4,800                 $4,406               $2,843

The chart compares The Aggressive Growth Fund's shares to its broad-based index, the Nasdaq Composite Index, and to the average aggressive growth fund. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from February 29, 2000 to December 31, 2002.

It is important to understand the differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as the Nasdaq Composite Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar Average Aggressive Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of the indices referred to on this page, please refer to Page 16. Past performance does not guarantee future results.

2002 Annual Report | December 31, 2002                                        17

PAST PERFORMANCE OF MEEDER ASSET MANAGEMENT, INC. GROWTH AND AGGRESSIVE GROWTH ACCOUNTS COMPOSITES

Purpose of Past Performance. The performance information on Pages 14 & 16 is provided to show the past performance of the advisor in managing substantially similar accounts to The Dynamic Growth Fund and The Aggressive Growth Fund.

What Past Performance Does Not Represent. The past performance shown on Pages 14 & 16 does not represent the performance of the Growth Portfolio or The Dynamic Growth Fund, or the Aggressive Growth Portfolio or The Aggressive Growth Fund. You should not consider the past performance for account composites shown on Pages 14 & 16 as an indication of the future performance of the Growth Portfolio or The Dynamic Growth Fund, or the Aggressive Growth Portfolio or The Aggressive Growth Fund.

Similar Accounts. Robert M. Wagner, CFA serves as the advisor's portfolio manager for privately managed accounts having investment goals, policies, strategies and risks substantially similar to those of the Growth Portfolio and The Dynamic Growth Fund, and the Aggressive Growth Portfolio and The Aggressive Growth Fund. Substantially all of the assets of these privately managed accounts have invested in mutual funds.

Calculation of Past Performance. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. The advisor's composite includes all actual, fee paying, discretionary, private accounts managed by the advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Portfolio and The Dynamic Growth Fund, and the Aggressive Growth Portfolio and The Aggressive Growth Fund. Cash and equivalents are included in performance returns. The returns of the advisor's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year.

Differences in Regulation. The private accounts that are included in the advisor's composite are not subject to the same types of expenses to which the Growth Portfolio or The Dynamic Growth Fund, or the Aggressive Growth Portfolio or The Aggressive Growth Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Portfolio and The Dynamic Growth Fund, or the Aggressive Growth Portfolio and The Aggressive Growth Fund by federal securities laws.

18                                        2002 Annual Report | December 31, 2002

The Flex-funds

                              2002 Annual Report
                              PORTFOLIO HOLDINGS & FINANCIAL STATEMENTS

2002 Annual Report | December 31, 2002                                        19

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                          Asset Allocation Portfolio



                                                  Shares,
                                                 Principal
                                               Amount ($), or
       Security Description                      Contracts     Value ($)
       --------------------                    -------------- ----------
         Common Stocks -- 95.8%
       iShares S&P 500/BARRA Growth
        Index Fund                                 153,400     6,889,194
       iShares S&P 500 Index Fund                  225,000    19,878,748
       iShares S&P MidCap 400 Index Fund           105,400     9,077,048
       Nasdaq-100 Index Tracking Stock #           473,600    11,541,632
                                                              ----------
       Total Common Stocks
        (Cost $48,400,678)                                    47,386,622
                                                              ----------
         Money Market Registered Investment Companies -- 0.1%
       Fidelity Cash Reserves Money Market
        Fund                                        42,873        42,873
                                                              ----------
       Total Money Market Registered
        Investment Companies
        (Cost $42,873)                                            42,873
                                                              ----------
         U.S. Government Obligations -- 2.9%
       U.S. Treasury Bills
         1.18%, due 05/29/03 *                      22,100        21,992
         1.18%, due 03/20/03 **                  1,400,000     1,396,467
                                                              ----------
       Total U.S. Government Obligations
        (Cost $1,418,406)                                      1,418,459
                                                              ----------
         Repurchase Agreements -- 1.3%
       Salomon Smith Barney, Inc., 1.36%,
        01/02/03, (Collateralized by
        $639,182 Bavaria TRR Corp.
        Commercial Paper, at 1.39%, due
        01/02/03, value -- $638,525)               626,000       626,000
                                                              ----------
       Total Repurchase Agreements
        (Cost $626,000)                                          626,000
                                                              ----------
       Total Investments -- 100.1%
        (Cost $50,487,957)                                    49,473,954
                                                              ----------
       Liabilities less Other Assets -- (0.1%)                   (71,801)
                                                              ----------
       Total Net Assets -- 100.0%                             49,402,153
                                                              ----------

                                                 Shares,
                                                Principal
                                              Amount ($), or
         Security Description                   Contracts    Value ($)
         --------------------                 -------------- ---------
           Futures Contracts
         Long, Russell 2000 Futures, face
          amount $957,500 expiring
          March 2003                                  5        958,000
         Long, S&P MidCap Futures, face
          amount $854,700 expiring
          March 2003                                  4        859,800
                                                             ---------
         Total Futures Contracts                             1,817,800
                                                             ---------
           Trustee Deferred Compensation ***
         The Flex-funds Highlands Growth Fund     2,865         33,377
         The Flex-funds Muirfield Fund            5,858         22,026
         The Flex-funds Total Return
          Utilities Fund                          1,292         16,357
         Meeder Advisor International
          Equity Fund                             2,410         20,124
                                                             ---------
         Total Trustee Deferred Compensation
          (Cost $144,476)                                       91,884
                                                             ---------

#   Represents non-income producing securities.
*   Pledged as collateral on Letter of Credit.
**  Pledged as collateral on Futures.
*** Assets of affiliates to the Asset Allocation Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                              Utilities Portfolio


                                                Shares or
                                                Principal
            Security Description                Amount ($) Value ($)
            --------------------                ---------- ---------
              Common Stocks -- 99.0%
            Distribution -- 2.7%
            Vectren Corp.                         25,950     596,850
                                                           ---------
                                                             596,850
                                                           ---------
            Electric/Gas Utility -- 16.1%
            AGL Resources, Inc.                   34,670     842,481
            ATMOS Energy Corp.                    27,295     636,519
            MDU Resources Group, Inc.             31,190     805,014
            NiSource, Inc.                        65,940   1,318,800
                                                           ---------
                                                           3,602,814
                                                           ---------
            Electric Integrated -- 8.4%
            DPL, Inc.                             27,055     415,024
            Energy East Corp.                     33,090     730,958
            IDACORP, Inc.                         29,405     730,126
                                                           ---------
                                                           1,876,108
                                                           ---------
            Electric Utility -- 10.9%
            Keyspan Corp.                         41,455   1,460,874
            TECO Energy, Inc.                     63,440     981,417
                                                           ---------
                                                           2,442,291
                                                           ---------
            Natural Gas (Distributor) -- 4.5%
            Nicor, Inc.                           12,360     420,611
            Transcanada Pipelines, Ltd.           39,660     575,466
                                                           ---------
                                                             996,077
                                                           ---------
            Oil/Gas (Domestic) -- 22.7%
            Kinder Morgan Energy Partners, L.P.   60,238   2,108,330
            Equitable Resources, Inc.             17,240     604,090
            Peoples Energy Corp.                  16,885     652,605
            Questar Corp.                         61,300   1,705,366
                                                           ---------
                                                           5,070,391
                                                           ---------
            Telecommunication Services -- 29.8%
            Alltel Corp.                          30,040   1,532,040
            Bellsouth Corp.                       40,265   1,041,656
            CenturyTel, Inc.                      32,295     948,827
            SBC Communications, Inc.              56,925   1,543,237
            Telephone & DataSystems                9,335     438,931
            Verizon Communications                29,733   1,152,154
                                                           ---------
                                                           6,656,845
                                                           ---------

                                                   Shares or
                                                   Principal
        Security Description                       Amount ($) Value ($)
        --------------------                       ---------- ----------
          Common Stocks -- continued
        Water Utility -- 3.9%
        Philadelphia Suburban Corp.                  42,255      870,453
                                                              ----------
        Total Common Stocks
         (Cost $25,166,551 )                                  22,111,829
                                                              ----------
          U.S. Government Obligations -- 0.0%
        U.S. Treasury Bill, 1.18%, due 05/29/03 *       1,000        995
                                                              ----------
        Total U.S. Government Obligations
         (Cost $993 )                                                995
                                                              ----------
          Repurchase Agreements -- 1.0%
        Salomon Smith Barney, Inc., 1.36%,
         01/02/03, (Collateralized by $219,527
         Bavaria TRR Corp. Commercial Paper,
         at 1.39%, due 01/02/03, value --
         $219,301)                                  215,000      215,000
                                                              ----------
        Total Repurchase Agreements
         (Cost $215,000 )                                        215,000
                                                              ----------
        Total Investments -- 100.0%
         (Cost $25,382,544 )                                  22,327,824
                                                              ----------
        Other Assets less Liabilities -- 0.0%                     15,727
                                                              ----------
        Total Net Assets -- 100.0%                            22,343,551
                                                              ----------
          Trustee Deferred Compensation**
        The Flex-funds Highlands Growth Fund            766        8,924
        The Flex-funds Muirfield Fund                 1,663        6,253
        The Flex-funds Total Return Utilities Fund      357        4,520
        Meeder Advisor International Equity Fund        704        5,878
                                                              ----------
        Total Trustee Deferred Compensation
         (Cost $36,926)                                           25,575
                                                              ----------

*  Pledged as collateral on Letter of Credit.
** Assets of affiliates to the Utilities Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                            Growth Stock Portfolio



                                                   Shares or
                                                   Principal
         Security Description                      Amount ($) Value ($)
         --------------------                      ---------- ---------
           Common Stocks -- 98.5%
         Capital Goods, Materials & Services -- 10.4%
         (Subadvised by The Dreyfus Corporation)
         Abitibi Consolidated, Inc.                   3,100      23,901
         Affiliated Computer Services, Inc.             500      26,325
         Agilent Technologies, Inc. #                 2,500      44,900
         Allied Waste Industries, Inc. #              1,200      12,000
         American Standard Companies, Inc. #            725      51,577
         Apollo Group, Inc. -- Class A #              1,550      68,200
         Ball Corp.                                     600      30,714
         Centex Corp.                                   550      27,610
         Cintas Corp.                                   650      29,737
         CUNO, Inc. #                                   800      26,496
         Dow Chemical Co.                             2,300      68,310
         DuPont, E.I., de Nemours & Co.               2,070      87,768
         Ecolab, Inc.                                   850      42,075
         Equifax, Inc.                                1,250      28,925
         Fiserv, Inc. #                                 765      25,972
         General Electric Co.                        29,025     706,762
         Goldcorp, Inc.                               3,550      45,156
         H&R Block, Inc.                              1,170      47,034
         Illinois Tool Works, Inc.                      970      62,914
         Inco, Ltd. #                                 1,100      23,342
         International Paper Co.                      1,550      54,204
         Jacobs Engineering Group, Inc. #               800      28,480
         Johnson Controls, Inc.                         592      47,461
         KB HOME                                        750      32,137
         Lennar Corp.                                   250      12,900
         Lyondell Chemical Co.                        1,700      21,488
         Magna International, Inc.                      300      16,845
         Nextel Communication, Inc. #                 3,850      44,468
         Olin Corp.                                   1,700      26,435
         Omnicom Group, Inc.                            725      46,835
         Packaging Corp. #                            1,400      25,536
         Pactiv Corp. #                               1,250      27,325
         PPG Industries, Inc. #                         890      44,634
         Praxair, Inc.                                1,040      60,080
         Stericycle, Inc. #                           1,450      46,950
         Toll Brothers, Inc. #                        1,275      25,755
         Trex, Inc. #                                   700      24,710
         Tyco International, Ltd.                     6,870     117,339
         Waste Connections, Inc. #                    1,075      41,506
         Worthington Industries, Inc.                 1,300      19,812
                                                              ---------
                                                              2,244,618
                                                              ---------
         Consumer Durable Goods -- 7.8%
         (Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
         Albertson's, Inc.                            1,300      28,938
         Best Buy Co., Inc. #                         1,500      36,225
         Carmax, Inc. #                                 627      11,210
         Circuit City Stores -- Circuit City Group    2,000      14,840
         Costco Wholesale Corp. #                     2,100      58,926
         Ford Motor Co.                               7,400      68,820
         General Motors Corp.                         2,300      84,778
         Home Depot, Inc.                             7,900     189,758
         Kroger Co. #                                 2,800      43,260
         Limited Brands, Inc.                         2,000      27,860
         Lowe's Companies, Inc.                       3,000     112,500
         Safeway, Inc. #                              1,600      37,376
         Target Stores Corp.                          4,700     141,000

                                                   Shares or
                                                   Principal
         Security Description                      Amount ($) Value ($)
         --------------------                      ---------- ---------
           Common Stocks -- continued
         Wal-Mart Stores, Inc.                       13,200     666,732
         Walgreen Co.                                 4,400     128,436
         Whirlpool Corp.                                750      39,165
                                                              ---------
                                                              1,689,824
                                                              ---------
         Consumer Non-durable Goods -- 14.2%
         (Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
         Action Performance Companies, Inc.           3,253      61,807
         Aeropostale, Inc. #                          6,000      63,420
         Altria Group, Inc.                           6,700     271,551
         Anheuser-Busch Companies, Inc.               2,500     121,000
         AOL Time Warner, Inc.                       11,050     144,755
         Bunge Ltd.                                   4,400     105,864
         Cedar Fair, LP                               1,400      33,040
         Clear Channel Communications, Inc. #         2,500      93,225
         Coca-Cola Co.                                6,500     284,960
         Colgate-Palmolive Co.                          900      47,187
         Comcast Corp -- Class A #                    5,800     131,022
         ConAgra Foods, Inc.                          4,100     102,541
         Gannett Co., Inc.                            1,400     100,520
         Gillette Co.                                 1,800      54,648
         Haggar Corp.                                 6,700      84,353
         Hain Celestial Group, Inc. #                 3,900      59,280
         Imperial Tobacco                             2,100      70,350
         JAKKS Pacific, Inc. #                        6,300      84,861
         Kraft Foods, Inc.                            1,600      62,288
         Loews Corp. Carolina Group                   1,700      34,459
         Masco Corp.                                  1,900      39,995
         McDonald's Corp.                             1,900      30,552
         Omnicom Group, Inc.                            800      51,680
         PepsiCo, Inc.                                5,100     215,322
         Procter & Gamble Co.                         3,100     266,414
         Starwood Hotels & Resorts Worldwide, Inc.    2,300      54,602
         Viacom, Inc. -- Class B #                    5,653     230,416
         Walt Disney Co.                              5,100      83,181
         Wendy's International, Inc.                  3,600      97,452
                                                              ---------
                                                              3,080,745
                                                              ---------
         Energy -- 5.9%
         (Subadvised by The Mitchell Group, Inc.)
         BP PLC Sponsored ADR                           548      22,276
         Chevron Texaco Corp.                         2,956     196,514
         ConocoPhillips                               2,000      96,780
         Cooper Cameron Corp. #                         400      19,928
         Devon Energy Corp.                             700      32,130
         Exxon Mobil Corp.                           17,624     615,783
         GlobalSantaFe Corp.                          1,000      24,320
         Halliburton Co.                              1,100      20,581
         Helmerich & Payne, Inc.                        800      22,328
         Kerr-McGee Corp.                               700      31,010
         Ocean Energy, Inc.                           1,560      31,153
         Pioneer Natural Resources Co. #              1,200      30,300
         Pogo Producing Co.                             500      18,625
         Schlumberger, Ltd.                           1,800      75,762
         W-H Energy Services, Inc. #                  1,400      20,426
         Westport Resources Corp. #                     800      16,640
         Wilbros Group, Inc. #                        1,600      13,152
                                                              ---------
                                                              1,287,708
                                                              ---------

                                                                 The Flex-funds

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                            Growth Stock Portfolio

                                                   Shares or
                                                   Principal
        Security Description                       Amount ($) Value ($)
        --------------------                       ---------- ---------
          Common Stocks -- continued
        Finance -- 20.3%
        (Subadvised by Matrix Asset Advisors, Inc.)
        American Express Co.                          5,500     194,425
        American International Group, Inc.           10,450     604,532
        Bank of America Corp.                         5,700     396,549
        Bank of New York Co., Inc.                    5,975     143,161
        Berkshire Hathaway, Inc. -- Class B #            20      48,460
        Citigroup, Inc.                              19,950     702,041
        Comerica, Inc.                                1,175      50,807
        Federal National Mortgage Association         5,050     324,867
        FleetBoston Financial Corp.                   5,100     123,930
        Goldman Sachs Group, Inc.                     1,575     107,257
        Hartford Financial Services Group, Inc.       2,475     112,439
        J.P. Morgan Chase & Co.                      10,425     250,200
        MBNA Corp.                                    3,750      71,325
        Merrill Lynch & Co., Inc.                     5,450     206,828
        MetLife, Inc.                                 4,175     112,892
        Morgan Stanley Dean Witter & Co.              6,900     275,448
        SunTrust Banks, Inc.                            700      39,844
        Travelers Property Casualty Corp. -- Class
         A #                                          5,150      75,447
        Travelers Property Casualty Corp. -- Class
         B #                                          1,700      24,905
        Wachovia Corp.                                4,550     165,802
        Wachovia Corp. -- Preferred Dividend
         Equalization                                 1,700          --
        Washington Mutual, Inc.                       3,175     109,633
        Wells Fargo & Co.                             5,900     276,533
                                                              ---------
                                                              4,417,324
                                                              ---------
        Health -- 14.6%
        (Subadvised by Alliance Capital Management L.P.)
        AMGEN, Inc. #                                 4,900     236,866
        Boston Scientific Co. #                       2,920     124,158
        Cardinal Health, Inc.                         2,390     141,464
        Clear Channel Communications, Inc. #            500      18,645
        Conceptus, Inc. #                             2,430      29,111
        Forrest Laboratories, Inc. #                  1,260     123,757
        Genentech, Inc. #                               660      21,886
        Health Management Associates, Inc.            4,800      85,920
        Human Genome Sciences, Inc. #                 2,920      25,725
        IDEC Pharmaceuticals, Inc.                    1,240      41,131
        Johnson & Johnson                             9,510     510,782
        Medicines Co. #                               2,030      32,521
        Medtronic, Inc.                               5,160     235,296
        Merck & Co., Inc.                             3,380     191,342
        Pfizer, Inc.                                 16,920     517,245
        PSSI World Medical, Inc. #                    3,920      26,813
        Pharmacia Corp.                               4,970     207,746
        Scios, Inc. #                                 1,090      35,512
        Serono SA -- ADR                              2,550      34,578
        Stryker Corp.                                 1,600     107,392
        Trimeris, Inc. #                                850      36,695
        United Healthcare Group, Inc.                 1,540     128,590
        Vertex Pharmaceuticals, Inc. #                1,770      28,054
        Wellpoint Health Networks, Inc. #             1,450     103,182
        Wright Medical Technology #                   1,330      23,220
        Xoma, Ltd. #                                  7,060      29,864

                                                  Shares or
                                                  Principal
          Security Description                    Amount ($) Value ($)
          --------------------                    ---------- ---------
            Common Stocks -- continued
          Zimmer Holdings, Inc. #                    1,510      62,695
                                                             ---------
                                                             3,160,190
                                                             ---------
          Technology -- 17.2%
          (Subadvised by Dresdner RCM Global Investors, L.L.C.)
          Adaptec, Inc. #                            3,030      17,119
          Affiliated Computer Services, Inc.           320      16,848
          Alcatel SA -- ADR                          2,620      11,633
          Analog Devices, Inc. #                     1,410      33,656
          BEA Systems, Inc. #                        3,610      41,407
          Cannon, Inc. -- ADR                          550      20,268
          Cisco Systems, Inc. #                     18,460     241,826
          Dell Computer Corp. #                      8,225     219,937
          General Dynamics Corp.                     1,060      84,132
          Globespan, Inc. #                          4,300      18,963
          Hewlett-Packard Co.                       10,860     188,530
          Hubbell, Inc.                              1,050      36,897
          Infosys Tech Ltd. -- ADR                     285      19,822
          Intel Corp.                               18,280     284,620
          International Business Machines Corp.      4,340     336,350
          Internet Security Systems, Inc. #          1,180      21,629
          Inter-Tel, Inc.                              470       9,828
          JD Edwards & Co. #                           810       9,137
          Lexmark International, Inc. #                600      36,300
          Lockheed Martin Corp.                      2,385     137,734
          Microchip Technology, Inc.                   790      19,315
          Micron Technology, Inc. #                  1,860      18,116
          Microsoft Corp. #                         16,600     858,220
          3 M Co.                                    1,375     169,538
          Netscreen Technologies, Inc. #             1,370      23,071
          Network Associates, Inc. #                 1,930      31,053
          Nokia Corp. -- ADR                         2,320      35,960
          Nortel Networks Corp. #                    8,590      13,830
          Northrop Grumman Corp.                       310      30,070
          Oracle Corp. #                            12,800     138,240
          PeopleSoft, Inc. #                         1,655      30,286
          QUALCOMM, Inc. #                           2,660      96,797
          Raytheon Co.                               1,775      54,581
          Sanmina Corp. #                            8,990      40,365
          SAP AG -- ADR                              1,880      36,660
          Seagate Technology Escrow #                1,220          --
          Skyworks Solutions, Inc. #                 2,250      19,395
          STMicroelectronics N.V. -- ADR             2,480      48,385
          Storage Technology Corp. #                 1,250      26,775
          Sybase, Inc. #                             1,840      24,656
          Taiwan Semiconductor Manufacturing Co.,
           Ltd. -- ADR #                             4,580      32,289
          Titan Corp. #                              1,620      16,848
          United Technologies Corp. #                1,710     105,917
          Wellpoint Health Networks, Inc. #             70       4,981
          Xilinx, Inc. #                             1,780      36,668
          Yahoo!, Inc. #                             1,230      20,111
                                                             ---------
                                                             3,718,763
                                                             ---------
          Transportation -- 1.1%
          (Subadvised by Miller/Howard Investments, Inc.)
          AMR Corp. #                                  255       1,683
          Burlington Northern Santa Fe Corp.           640      16,646
          CSX Corp.                                    352       9,965
          Delta Air Lines, Inc.                        205       2,481

The Flex-funds

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                            Growth Stock Portfolio


                                                 Shares or
                                                 Principal
          Security Description                   Amount ($) Value ($)
          --------------------                   ---------- ----------
            Common Stocks -- continued
          FedEx Corp.                                 505       27,381
          Norfolk Southern Corp.                      650       12,993
          Ryder System, Inc.                          100        2,244
          Sabre Holdings Corp.                        245        4,437
          Southwest Airlines Co.                    1,313       18,251
          Union Pacific Corp.                         415       24,846
          United Parcel Service, Inc. -- Class B    1,915      120,798
                                                            ----------
                                                               241,725
                                                            ----------
          Utilities -- 7.0%
          (Subadvised by W.H. Reaves & Co., Inc.)
          Ameren Corp.                                766       31,843
          AT&T Corp.                                1,677       43,786
          BellSouth Corp.                           7,658      198,112
          Cleco Corp.                                 990       13,860
          Constellation Energy                      2,815       78,313
          Dominion Resources, Inc.                  1,670       91,684
          Exelon Corp.                              1,855       97,888
          FirstEnergy Corp.                         3,215      105,999
          FPL Group, Inc.                           1,410       84,783
          Oneok, Inc.                               3,155       60,576
          SBC Communications, Inc.                  9,545      258,765
          Sigma Aldrich Corp.                         750       36,525
          South Jersey Industries, Inc.             1,060       35,001
          Teco Energy, Inc.                         5,922       91,613
          Vectren Corp.                               890       20,470
          Verizon Communications, Inc.              6,655      257,881
                                                            ----------
                                                             1,507,099
                                                            ----------
          Total Common Stocks
           (Cost $24,606,327 )                              21,347,996
                                                            ----------
            U.S. Government Obligations -- 1.0%
          U.S. Treasury Bills
          1.21%, 04/03/03 **                      200,000      199,390
          1.18%, 05/29/03 *                         9,000        8,956
                                                            ----------
          Total U.S. Government Obligations
           (Cost $208,335 )                                    208,346
                                                            ----------

                                                  Shares or
                                                  Principal
       Security Description                       Amount ($)  Value ($)
       --------------------                       ---------- ----------
         Repurchase Agreements -- 1.4%
       Salomon Smith Barney, Inc.,
        1.36%, 01/02/03, (Collateralized by
        $304,275 Bavaria TRR Corp.
        Commercial Paper, at 1.39%, due
        01/02/03, value -- $303,962)               298,000      298,000
                                                             ----------
       Total Repurchase Agreements
        (Cost $298,000 )                                        298,000
                                                             ----------
       Total Investments -- 100.9%
        (Cost $25,112,662 )                                  21,854,342
                                                             ----------
       Liabilities less Other Assets -- (0.9%)                 (186,959)
                                                             ----------
       Total Net Assets -- 100.0%                            21,667,383
                                                             ----------
         Trustee Deferred Compensation***
       The Flex-funds Highlands Growth Fund          1,359       15,832
       The Flex-funds Muirfield Fund                 2,948       11,084
       The Flex-funds Total Return Utilities Fund      661        8,368
       Meeder Advisor International Equity Fund      1,215       10,145
                                                             ----------
       Total Trustee Deferred Compensation
        (Cost $68,928 )                                          45,429
                                                             ----------

ADR: American Depository Receipt

#   Represents non-income producing securities.

* Pledged as collateral on Futures Contracts, although there were none outstanding as of December 31, 2002.

**  Pledged as collateral on Letter of Credit.

*** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                               Growth Portfolio

                               Growth Portfolio

                                                 Shares,
                                                Principal
                                              Amount ($), or
        Security Description                    Contracts    Value ($)
        --------------------                  -------------- ----------
          Registered Investment Companies -- 87.2%
        AIM Basic Value Fund #                    240,363     5,254,330
        ProFunds Bull ProFund #                   110,681     4,423,925
        ProFunds OTC ProFund #                     32,982     1,319,591
        Rydex Series -- OTC Fund #                515,279     3,498,744
                                                             ----------
        Total Registered Investment Companies
         (Cost $14,825,944 )                                 14,496,590
                                                             ----------
          Money Market Registered Investment Companies -- 10.1%
        Fidelity Cash Reserves Money Market
         Fund                                   1,678,756     1,678,756
                                                             ----------
        Total Money Market Registered
         Investment Companies
         (Cost $1,678,756 )                                   1,678,756
                                                             ----------
          U.S. Government Obligations -- 2.4%
        U.S. Treasury Bill,
         1.21%, due 04/03/03 *                    400,000       398,781
                                                             ----------
        Total U.S. Government Obligations
         (Cost $398,763 )                                       398,781
                                                             ----------
        Total Investments -- 99.7%
         (Cost $16,903,463 )                                 16,574,127
                                                             ----------
        Other Assets less Liabilities -- 0.3%                    53,701
                                                             ----------
        Total Net Assets -- 100.0%                           16,627,828
                                                             ----------

                                                    Shares,
                                                   Principal
                                                 Amount ($), or
      Security Description                         Contracts    Value ($)
      --------------------                       -------------- ---------
        Futures Contracts
      Long, S&P 500 Futures, face amount
       $2,632,500 expiring March 2003                  12       2,636,700
                                                                ---------
      Total Futures Contracts                                   2,636,700
                                                                ---------
        Trustee Deferred Compensation**
      The Flex-funds Highlands Growth Fund            340           3,961
      The Flex-funds Muirfield Fund                   866           3,256
      The Flex-funds Total Return Utilities Fund      186           2,355
      Meeder Advisor International Equity Fund        342           2,856
                                                                ---------
      Total Trustee Deferred Compensation
       (Cost $16,153 )                                             12,428
                                                                ---------

#  Represents non-income producing security.

*  Pledged as collateral on Futures Contracts.

** Assets of affiliates to the Growth Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                          Aggressive Growth Portfolio


                          Aggressive Growth Portfolio


                                                  Shares,
                                                 Principal
                                                Amount ($),
        Security Description                    or Contracts Value ($)
        --------------------                    ------------ ---------
          Registered Investment Companies -- 79.2%
        AIM Basic Value Fund #                    114,185    2,496,079
        ProFunds Bull ProFund #                    13,667      546,251
        ProFunds OTC ProFund #                     16,491      659,796
        Rydex Series -- OTC Fund #                275,838    1,872,937
                                                             ---------
        Total Registered Investment Companies
         (Cost $5,731,478)                                   5,575,063
                                                             ---------
          Money Market Registered Investment Companies -- 5.2%
        Fidelity Cash Reserves Money Market
         Fund                                     365,499      365,499
                                                             ---------
        Total Money Market Registered
         Investment Companies
         (Cost $365,499)                                       365,499
                                                             ---------
          U.S. Government Obligations -- 2.8%
        U.S. Treasury Bill,
         1.21%, due 04/03/03 *                    200,000      199,390
                                                             ---------
        Total U.S. Government Obligations
         (Cost $199,381)                                       199,390
                                                             ---------
          Repurchase Agreements -- 13.0%
        Salomon Smith Barney, Inc., 1.36%,
         01/02/03, (Collateralized by $936,310
         Bavaria TRR Corp. Commercial Paper,
         at 1.39%, due 01/02/03, value --
         $935,348)                                917,000      917,000
                                                             ---------
        Total Repurchase Agreements
         (Cost $917,000)                                       917,000
                                                             ---------
        Total Investments -- 100.2%
         (Cost $7,213,358)                                   7,056,952
                                                             ---------
        Liabilities less Other Assets -- (0.2%)                (14,038)
                                                             ---------
        Total Net Assets -- 100.0%                           7,042,914
                                                             ---------

                                                    Shares,
                                                   Principal
                                                  Amount ($),
       Security Description                       or Contracts Value ($)
       --------------------                       ------------ ---------
         Futures Contracts
       Long, S&P 500 Futures, face amount
        $1,315,650 expiring March 2003                  6      1,318,350
                                                               ---------
       Total Futures Contracts                                 1,318,350
                                                               ---------
         Trustee Deferred Compensation **
       The Flex-funds Highlands Growth Fund           288          3,355
       The Flex-funds Muirfield Fund                  738          2,775
       The Flex-funds Total Return Utilities Fund     157          1,988
       Meeder Advisor International Equity Fund       291          2,430
                                                               ---------
       Total Trustee Deferred Compensation
        (Cost $13,806)                                            10,548
                                                               ---------

#  Represents non-income producing securities.
*  Pledged as collateral on Futures Contracts.
** Assets of affiliates to the Aggressive Growth Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                                Bond Portfolio



                                                 Principal
                                                 Amount ($)
          Security Description                   or Shares  Value ($)
          --------------------                   ---------- ----------
            U.S. Government Obligations -- 93.7%
          Federal Home Loan Bank
            5.13%, 03/11/08                         250,000    251,836
          U.S. Treasury Bill *
            1.18%, 05/29/03                           4,800      4,776
          U.S. Treasury Note
            2.13%, 10/31/04                      12,927,211 13,041,094
                                                            ----------
          Total U.S. Government Obligations
           (Cost $13,181,453 )                              13,297,706
                                                            ----------
            Repurchase Agreements -- 6.0%
          Salomon Smith Barney, Inc., 1.36%,
           01/02/03, (Collateralized by $880,152
           Bavaria TRR Corp. Commercial Paper,
           at 1.39%, due 01/02/03,
           value -- $879,247)                       862,000    862,000
                                                            ----------
          Total Repurchase Agreements
           (Cost $862,000 )                                    862,000
                                                            ----------
          Total Investments -- 99.7%
           (Cost $14,043,453 )                              14,159,706
                                                            ----------
          Other Assets less Liabilities -- 0.3%                 36,346
                                                            ----------
          Total Net Assets -- 100.0%                        14,196,052
                                                            ----------

                                                     Principal
                                                     Amount ($) Value
          Security Description                       or Shares   ($)
          --------------------                       ---------- ------
            Trustee Deferred Compensation **
          The Flex-funds Highlands Growth Fund           589     6,862
          The Flex-funds Muirfield Fund                1,218     4,580
          The Flex-funds Total Return Utilities Fund     258     3,266
          Meeder Advisor International Equity Fund       532     4,442
                                                                ------
          Total Trustee Deferred Compensation
           (Cost $28,550 )                                      19,150
                                                                ------

*  Pledged as collateral on Letter of Credit.
** Assets of affiliates to the Bond Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                            Money Market Portfolio


                                                    Principal
                                 Coupon/            Amount ($)
                                  Yield    Maturity or Shares  Value ($)
                                -------    -------- ---------- ----------
         Commercial Paper -- 18.6%
       Cintas Corp. ***          1.36% (b) 01/06/03  6,129,000  6,127,842
       FPL Group Capital,
        Inc. ***                 1.50% (b) 01/15/03  2,564,000  2,562,504
       General Electric Capital
        Corp.                    1.29% (b) 01/21/03  5,000,000  4,996,278
       Johnson &
        Johnson ***              1.60% (b) 01/10/03  5,000,000  4,997,875
       Schering Corp.            1.55% (b) 01/17/03 10,000,000  9,992,666
       Toyota Motor Credit       1.28% (b) 01/16/03  9,000,000  8,994,938
       University of California
        Board of Regents         1.16% (b) 01/06/03  1,700,000  1,699,677
                                                               ----------
       Total Commercial
        Papers
        (Cost $39,371,780)                                     39,371,780
                                                               ----------
         Corporate Obligations -- 65.9%
       Allstate Corp.            6.75%     06/15/03  3,000,000  3,066,409
       Aquarium Holdings,
        Ky ***                   1.48% *   01/02/03    108,000    108,000
       Associates Corp.          6.88%     08/01/03  1,000,000  1,025,506
       Austin Printing Co.,
        Inc. ***                 1.65% *   01/02/03  2,095,000  2,095,000
       Bank of America Corp.     6.50%     08/15/03    200,000    205,131
       Bank One Corp.            6.88%     06/15/03  5,800,000  5,926,310
       Bath Technologies,
        Inc. ***                 1.68% *   01/02/03  1,360,000  1,360,000
       BB & T Corp               7.05%     05/23/03  1,000,000  1,021,638
       Bear Stearns Co., Inc.    6.75%     04/15/03    900,000    912,196
       Bear Stearns Co., Inc.    6.70%     08/01/03  1,108,000  1,137,465
       Bear Stearns Co., Inc.    6.20%     03/30/03  3,500,000  3,537,078
       Bear Stearns Co., Inc.    6.13%     02/01/03  4,260,000  4,274,947
       Beaver Creek
        Entrprise ***            1.65% *   01/02/03  1,730,000  1,730,000
       Boeing Co.                6.35%     06/15/03  1,225,000  1,248,464
       Cascade Plaza
        Project ***              1.65% *   01/02/03  8,519,000  8,519,000
       Caterpillar Financial
        Service Corp.            5.96%     01/09/03  1,200,000  1,200,972
       Citigroup, Inc. ***       7.13%     06/01/03  1,000,000  1,021,892
       Citigroup, Inc.           6.75%     08/15/03    350,000    360,247
       Citigroup, Inc.           5.87%     01/15/03    527,000    527,769
       Clark Grave Vault
        Co. ***                  1.48% *   01/02/03  1,500,000  1,500,000
       Coughlin Family Prop.,
        Inc. ***                 1.48% *   01/02/03  2,155,000  2,155,000
       Danis Construction
        Co. ***                  1.48% *   01/02/03  2,000,000  2,000,000
       Duke Energy Corp.         6.63%     02/01/03  1,000,000  1,003,914
       Espanola/Nambe ***        1.65% *   01/02/03  1,185,000  1,185,000
       General Electric Capital
        Corp.                    7.13%     11/01/03  1,000,000  1,043,047
       General Electric Capital
        Corp.                    6.75%     09/11/03    520,000    537,135
       Georgia Power             5.75%     01/31/03  4,850,000  4,865,474
       Gordon Flesch Co.
        Project ***              1.65% *   01/02/03    900,000    900,000
       Hancor, Inc ***           1.65% *   01/02/03    200,000    200,000
       Isaac Tire, Inc. ***      1.48% *   01/02/03    900,000    900,000

                                                   Principal
                                 Coupon/           Amount ($)
                                  Yield   Maturity or Shares   Value ($)
                                 -------  -------- ---------- -----------
         Corporate Obligations -- continued
       J.P. Morgan                7.63%   01/15/03  2,000,000   2,004,320
       J.P. Morgan                7.50%   02/01/03  5,500,000   5,525,235
       J.P. Morgan                4.50%   08/01/03    500,000     505,715
       Keiser Street, Inc. ***    1.65% * 01/02/03  1,865,000   1,865,000
       K.L. Morris, Inc. ***      1.48% * 01/02/03  2,110,000   2,110,000
       Leggett & Platt,
        Inc. ***                  6.11%   05/27/03  4,500,000   4,559,267
       Martin Wheel Co.,
        Inc ***                   1.72% * 01/02/03  2,485,000   2,485,000
       Merrill Lynch & Co., Inc.  7.18%   02/11/03  5,100,000   5,130,070
       Merrill Lynch & Co., Inc.  6.00%   02/12/03  2,915,000   2,928,564
       MetLife Insurance
        Co. ****                  1.91% * 01/01/03 12,000,000  12,000,000
       Morgan Stanley Dean
        Witter & Co.              7.13%   01/15/03  1,000,000   1,002,020
       Morgan Stanley Dean
        Witter & Co.              6.88%   03/01/03  1,200,000   1,209,610
       Mubea, Inc. ***            1.65% * 01/02/03  7,650,000   7,650,000
       National Bank
        Commerce ***              1.39% * 01/24/03 10,000,000  10,000,000
       Osco Industries,
        Inc. ***                  1.65% * 01/02/03  1,500,000   1,500,000
       O.K.I. Supply Co. ***      1.48% * 01/02/03  1,640,000   1,640,000
       Presrite Corp. ***         1.65% * 01/02/03    510,000     510,000
       Pro Tire, Inc. ***         1.48% * 01/02/03  1,080,000   1,080,000
       Procter & Gamble Co.       5.25%   09/15/03  1,375,000   1,410,755
       R.I. Lampus Co. ***        1.65% * 01/02/03    955,000     955,000
       Salomon, Inc.              6.75%   02/15/03  2,660,000   2,675,389
       Seariver Maritime,
        Inc. ***                  1.40% * 01/01/03  4,900,000   4,900,000
       SGS Tool
        Company ***               1.65% * 01/02/03    840,000     840,000
       Travelers Group, Inc.      7.00%   06/15/03    120,000     122,448
       Wal-Mart Stores, Inc.      6.50%   06/01/03  1,680,000   1,712,533
       White Castle
        Project ***               1.65% * 01/02/03  7,000,000   7,000,000
                                                              -----------
       Total Corporate Obligations
        (Cost $138,888,520)                                   138,888,520
                                                              -----------
         U.S. Government Agency Obligations -- 8.4%
       Federal Home Loan
        Bank                      5.79%   07/28/03    250,000     254,862
       Federal Home Loan
        Bank                      4.13%   08/15/03    500,000     506,600
       Federal Home Loan
        Bank                      2.05%   11/18/03  5,000,000   5,000,000
       Federal Home Loan
        Bank                      1.90%   11/12/03  5,000,000   5,000,000
       Federal Home Loan
        Bank                      1.65%   12/24/03  3,000,000   3,000,000
       Freddie Mac                1.59%   12/08/03  4,000,000   3,999,375
                                                              -----------
       Total U.S. Government Agency Obligations
        (Cost $17,760,837)                                     17,760,837
                                                              -----------

                                                                 The Flex-funds

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                            Money Market Portfolio


                                                    Principal
                                 Coupon/            Amount ($)
                                  Yield   Maturity  or Shares   Value ($)
         -                       -------  --------  ---------- -----------
           U.S. Treasury Obligations -- 0.0%
         U.S. Treasury Bill **    1.18%   05/29/03      63,100      62,773
                                                               -----------
         Total U.S. Treasury Obligations
          (Cost $62,773)                                            62,773
                                                               -----------
           Repurchase Agreements -- 6.5%
         Salomon Smith
          Barney, Inc.,
          1.36%, 01/02/03,
          (Collateralized by
          $13,724,552
          Bavaria TRR Corp.
          Commercial Paper,
          at 1.39%, due
          01/02/03, value --
           $13,710,444)           1.36%   01/02/03  13,441,500  13,441,500
                                                               -----------
         Total Repurchase
          Agreements
          (Cost $13,441,500)                                    13,441,500
                                                               -----------
         Total Investments -- 99.4%
          (Cost $209,525,410) (a)                              209,525,410
                                                               -----------
         Other Assets less Liabilities -- 0.6%                   1,352,025
                                                               -----------
         Total Net Assets -- 100.0%                            210,877,435
                                                               -----------
           Trustee Deferred Compensation *****
         The Flex-funds Highlands Growth Fund            1,279      14,900
         The Flex-funds Muirfield Fund                   2,786      10,475
         The Flex-funds Total Return Utilities Fund        679       8,596
         Meeder Advisor International Equity Fund        1,095       9,143
                                                               -----------
         Total Trustee Deferred Compensation
          (Cost $43,114)                                            43,114
                                                               -----------

(a)   Cost for federal income tax and financial reporting purposes are the same.
(b)   Effective yield at the time of purchase.
*     Variable rate security. Interest rate is as of December 31, 2002.
      Maturity date reflects the next rate change date.
**    Pledged as collateral on Letter of Credit.
*** Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of December 31, 2002, securities restricted as to resale to institutional investors represented 40.3% of the Portfolio.
**** Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of December 31, 2002, illiquid securities represented 5.7% of the Portfolio.
***** Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Statements of Assets & Liabilities
December 31, 2002
--------------------------------------------------------------------------------

                                                        The        The Total
                                                     Muirfield       Return
                                                       Fund      Utilities Fund
                                                   ------------  --------------
Assets
Investments in corresponding portfolio, at value   $ 47,670,258   $19,154,719
Receivable for capital stock issued                       9,951         4,450
Receivable from investment advisor                           --            --
Other assets                                             17,051        22,159
-------------------------------------------------------------------------------
Total Assets                                         47,697,260    19,181,328
-------------------------------------------------------------------------------

Liabilities
Payable for capital stock redeemed                       33,171        39,743
Dividends payable                                           802           926
Accrued distribution plan fees (12b-1)                    8,213           647
Accrued transfer agent and administrative fees            5,489         2,797
Other accrued liabilities                                 5,994         3,810
-------------------------------------------------------------------------------
Total Liabilities                                        53,669        47,923
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Assets                                         $ 47,643,591   $19,133,405
-------------------------------------------------------------------------------

Net Assets
Capital                                            $ 76,976,732   $31,011,178
Accumulated undistributed (distributions in
  excess of) net investment income                           --          (926)
Accumulated undistributed net realized gain
  (loss) from investments                           (29,527,645)   (9,173,656)
Net unrealized appreciation (depreciation) of
  investments                                           194,504    (2,703,191)
-------------------------------------------------------------------------------
Total Net Assets                                   $ 47,643,591   $19,133,405
-------------------------------------------------------------------------------

Capital Stock Outstanding (indefinite number of
  shares authorized, $0.10 par value)                12,675,475     1,510,739

Net Asset Value, Offering and Redemption Price
  Per Share                                        $       3.76   $     12.66

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------


                                                   The U.S.    The Money
      The Highlands   The Dynamic  The Aggressive Government    Market
       Growth Fund    Growth Fund   Growth Fund   Bond Fund      Fund
       -----------   ------------  -------------- ----------- ------------
      $18,363,423    $ 16,627,784   $ 7,042,862   $14,195,859 $186,248,496
              311         464,033            28        44,493           --
               --           2,775         3,443            --       14,057
           33,346           7,407         6,682         8,877       91,076
      --------------------------------------------------------------------
       18,397,080      17,101,999     7,053,015    14,249,229  186,353,629
      --------------------------------------------------------------------

           25,164              --            --        11,806           --
               --              --            --           814       14,147
            3,761           2,193         3,414         4,847       32,527
            2,984           2,396           732         1,355       24,899
            5,415           3,457         3,358         4,128        2,331
      --------------------------------------------------------------------
           37,324           8,046         7,504        22,950       73,904
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      $18,359,756    $ 17,093,953   $ 7,045,511   $14,226,279 $186,279,725
      --------------------------------------------------------------------

      $28,337,117    $ 28,348,582   $16,746,219   $13,746,691 $186,279,725
               --              --            --       155,537           --
       (6,955,606)    (10,925,293)   (9,544,302)      207,798           --
       (3,021,755)       (329,336)     (156,406)      116,253           --
      --------------------------------------------------------------------
      $18,359,756    $ 17,093,953   $ 7,045,511   $14,226,279 $186,279,725
      --------------------------------------------------------------------


        1,576,597       3,060,903     1,471,619       624,184  186,279,725

      $     11.65    $       5.58   $      4.79   $     22.79 $       1.00

The Flex-funds

Statements of Operations
For The Year Ended December 31, 2002
--------------------------------------------------------------------------------


                                                                        The         The Total
                                                                     Muirfield   Return Utilities
                                                                       Fund            Fund
                                                                    -----------  ----------------
Net Investment Income (Loss) from Corresponding Portfolio
Interest                                                            $   320,203    $     15,413
Dividends                                                               214,531         975,928
Expenses net of reductions                                             (599,227)       (291,865)
-------------------------------------------------------------------------------------------------
Total Net Investment Income (Loss) from Corresponding Portfolio         (64,493)        699,476
-------------------------------------------------------------------------------------------------

Fund Expenses
Administrative                                                           26,890          11,960
Transfer agent                                                           64,537          28,705
Audit                                                                     3,155           3,003
Legal                                                                     5,318           4,220
Printing                                                                  8,230           6,566
Distribution plan (12b-1)                                                14,564          57,549
Postage                                                                  11,203          11,389
Registration and filing                                                  17,822           9,663
Insurance                                                                 3,042           1,319
Other                                                                    13,368           7,929
-------------------------------------------------------------------------------------------------
Total Expenses Before Reductions                                        168,129         142,303
-------------------------------------------------------------------------------------------------

Expenses reimbursed by investment advisor                                    --              --
-------------------------------------------------------------------------------------------------
Net Expenses                                                            168,129         142,303
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                           (232,622)        557,173
-------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio
Net realized gains (losses) from futures contracts                      561,301              --
Net realized gains (losses) from investments                         (4,251,181)     (7,125,558)
Net change in unrealized appreciation (depreciation) of investments  (2,492,162)     (2,972,730)
-------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio                                            (6,182,042)    (10,098,288)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations                  $(6,414,664)   $ (9,541,115)
-------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------


                                                   The U.S.    The Money
       The Highlands  The Dynamic  The Aggressive Government    Market
        Growth Fund   Growth Fund   Growth Fund   Bond Fund      Fund
       -------------  -----------  -------------- ----------  ----------
       $     19,274   $    28,420   $    11,566   $  456,723  $4,548,138
            387,243        69,691        14,025           --          --
          (330,154)      (187,388)     (107,320)     (93,502)   (455,922)
       ------------------------------------------------------------------
             76,363       (89,277)      (81,729)     363,221   4,092,216
       ------------------------------------------------------------------

             12,942         9,834         4,681        6,472     112,107
             31,060        20,564         9,362        7,766     168,083
              3,003         3,183         3,211        3,193       3,125
              5,796         4,376         4,618        4,590       3,801
              7,199         2,207         2,371        1,775      61,190
             23,458         6,901         7,855       11,138     165,235
             10,907         1,403         1,740        2,555      63,580
             20,061         3,613         3,172        6,611      25,865
              1,662           996           559          534       7,053
             11,333         5,548         4,893        4,175      50,548
       ------------------------------------------------------------------
            127,421        58,625        42,462       48,809     660,587
       ------------------------------------------------------------------

                 --       (11,815)      (33,396)          --    (119,980)
       ------------------------------------------------------------------
            127,421        46,810         9,066       48,809     540,607
       ------------------------------------------------------------------
       ------------------------------------------------------------------
           (51,058)      (136,087)      (90,795)     314,412   3,551,609
       ------------------------------------------------------------------

          (126,149)      (268,900)     (182,201)    (218,373)         --
        (4,739,747)    (5,632,126)   (3,253,458)   1,053,895          --
        (2,729,883)       574,259       516,860      127,891          --
       ------------------------------------------------------------------
        (7,595,779)    (5,326,767)   (2,918,799)     963,413          --
       ------------------------------------------------------------------
       ------------------------------------------------------------------
       $(7,646,837)   $(5,462,854)  $(3,009,594)  $1,277,825  $3,551,609
       ------------------------------------------------------------------

The Flex-funds

Statements of Changes in Net Assets
For The Years Ended December 31,
--------------------------------------------------------------------------------

                                                            The Total Return              The Highlands
                               The Muirfield Fund            Utilities Fund                Growth Fund
                           --------------------------  --------------------------  --------------------------
                               2002          2001          2002          2001          2002          2001
                           ------------  ------------  ------------  ------------  ------------  ------------
Operations
Net investment income
  (loss)                   $   (232,622) $     81,363  $    557,173  $    515,360  $    (51,058) $    (84,647)
Net realized gain (loss)
  from investments and
  futures contracts          (3,689,880)  (10,895,684)   (7,125,558)   (2,015,695)   (4,865,896)   (1,751,069)
Net change in unrealized
  appreciation
  (depreciation) of
  investments                (2,492,162)      481,573    (2,972,730)   (3,638,519)   (2,729,883)   (4,048,963)
--------------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from
  operations                 (6,414,664)  (10,332,748)   (9,541,115)   (5,138,854)   (7,646,837)   (5,884,679)
--------------------------------------------------------------------------------------------------------------

Distributions to
  Shareholders
From net investment
  income                        (57,484)   (1,857,678)     (557,165)     (515,294)           --            --
From net realized gain
  from investments and
  futures contracts                  --            --            --            --            --    (1,438,948)
--------------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from
  distributions                 (57,484)   (1,857,678)     (557,165)     (515,294)           --    (1,438,948)
--------------------------------------------------------------------------------------------------------------

Capital Transactions
Issued                       13,711,061     9,953,814     8,997,088    21,829,971    22,555,197     5,248,007
Reinvested                       56,679     1,836,517       542,534       499,544            --     1,424,819
Redeemed                    (21,228,768)  (35,935,476)  (11,575,027)  (10,148,056)  (28,796,756)  (11,150,357)
--------------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from capital
  transactions               (7,461,028)  (24,145,145)   (2,035,405)   12,181,459    (6,241,559)   (4,477,531)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Total Change in Net
  Assets                    (13,933,176)  (36,335,571)  (12,133,685)    6,527,311   (13,888,396)  (11,801,158)
--------------------------------------------------------------------------------------------------------------
Net Assets -- Beginning
  of Period                  61,576,767    97,912,338    31,267,090    24,739,779    32,248,152    44,049,310
--------------------------------------------------------------------------------------------------------------
Net Assets -- End of
  Period                   $ 47,643,591  $ 61,576,767  $ 19,133,405  $ 31,267,090  $ 18,359,756  $ 32,248,152
--------------------------------------------------------------------------------------------------------------
Accumulated
  undistributed
  (distributions in excess
  of) net investment
  income                   $         --  $     57,484  $       (926) $     (1,355) $         --  $         --
--------------------------------------------------------------------------------------------------------------

Share Transactions
Issued                        3,323,158     2,240,640       595,226     1,039,480     1,710,021       306,716
Reinvested                       15,074       432,122        38,578        24,871            --        92,575
Redeemed                     (5,148,173)   (7,948,539)     (801,364)     (502,098)   (2,218,167)     (675,005)
--------------------------------------------------------------------------------------------------------------
Net change in shares         (1,809,941)   (5,275,777)     (167,560)      562,253      (508,146)     (275,714)
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------

       The Dynamic                The Aggressive          The U.S. Government               The Money
       Growth Fund                  Growth Fund                Bond Fund                   Market Fund
-------------------------    ------------------------  -------------------------  ----------------------------
    2002            2001         2002         2001         2002          2001          2002           2001
------------    -----------  -----------  -----------  ------------  -----------  -------------  -------------
$   (136,087)   $  (134,939) $   (90,795) $   (90,056) $    314,412  $   515,741  $   3,551,609  $   9,586,453
  (5,901,026)    (1,666,751)  (3,435,659)  (1,301,411)      835,522       25,520             --             --

     574,259     (1,319,180)     516,860   (1,261,659)      127,891     (361,286)            --             --
---------------------------------------------------------------------------------------------------------------
  (5,462,854)    (3,120,870)  (3,009,594)  (2,653,126)    1,277,825      179,975      3,551,609      9,586,453
---------------------------------------------------------------------------------------------------------------

          --         (5,789)          --         (859)     (314,412)    (515,741)    (3,551,609)    (9,586,453)
          --             --           --           --      (165,565)          --             --             --
---------------------------------------------------------------------------------------------------------------
          --         (5,789)          --         (859)     (479,977)    (515,741)    (3,551,609)    (9,586,453)
---------------------------------------------------------------------------------------------------------------

  15,800,899     12,475,846    2,321,604    8,417,926    24,045,883    3,835,695    279,654,157    414,752,340
          --          5,786           --          861       456,776      489,366      3,508,939      9,405,254
 (16,370,079)    (6,628,468)  (4,645,062)  (5,465,726)  (24,154,363)  (4,249,585)  (318,477,532)  (435,790,875)
---------------------------------------------------------------------------------------------------------------
    (569,180)     5,853,164   (2,323,458)   2,953,061       348,296       75,476    (35,314,436)   (11,633,281)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  (6,032,034)     2,726,505   (5,333,052)     299,076     1,146,144     (260,290)   (35,314,436)   (11,633,281)
---------------------------------------------------------------------------------------------------------------
  23,125,987     20,399,482   12,378,563   12,079,487    13,080,135   13,340,425    221,594,161    233,227,442
---------------------------------------------------------------------------------------------------------------
$ 17,093,953    $23,125,987  $ 7,045,511  $12,378,563  $ 14,226,279  $13,080,135  $ 186,279,725  $ 221,594,161
---------------------------------------------------------------------------------------------------------------
$         --    $        --  $        --  $        --  $    155,537  $   155,537  $          --  $          --
---------------------------------------------------------------------------------------------------------------

   2,625,849      1,607,217      415,706    1,186,506     1,056,785      174,574    279,654,157    414,752,340
          --            785           --          132        20,334       22,263      3,508,939      9,405,254
  (2,701,879)      (866,628)    (842,790)    (824,464)   (1,063,983)    (194,436)  (318,477,532)  (435,790,875)
---------------------------------------------------------------------------------------------------------------
     (76,030)       741,374     (427,084)     362,174        13,136        2,401    (35,314,436)   (11,633,281)
---------------------------------------------------------------------------------------------------------------

The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Muirfield Fund

                                                       2002      2001      2000      1999      1998
                                                     --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period                 $   4.25  $   4.95  $   6.32  $   6.88  $   5.47
------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                            (0.02)     0.01      0.20      0.09      0.08
Net gains (losses) on securities and futures (both
  realized and unrealized)                              (0.47)    (0.58)    (1.23)     0.89      1.51
------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (0.49)    (0.57)    (1.03)     0.98      1.59
------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                 --     (0.13)    (0.19)    (0.09)    (0.08)
From net capital gains                                     --        --     (0.15)    (1.45)    (0.10)
------------------------------------------------------------------------------------------------------
Total Distributions                                        --     (0.13)    (0.34)    (1.54)    (0.18)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $   3.76  $   4.25  $   4.95  $   6.32  $   6.88
------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)  (11.42%)  (11.52%)  (16.50%)   16.43%    29.33%

Ratios/Supplemental Data
Net assets, end of period ($000)                     $ 47,644  $ 61,577  $ 97,912  $155,827  $125,547
Ratio of net expenses to average net assets             1.41%     1.31%     1.20%     1.21%     1.24%
Ratio of net investment income (loss) to average net
  assets                                               (0.43%)    0.11%     2.97%     1.33%     1.23%
Ratio of expenses to average net assets before
  reductions(2)                                         1.46%     1.37%     1.20%     1.21%     1.24%
Portfolio turnover rate(1)                            277.99%   297.81%   405.88%   787.66%   128.31%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes reductions in corresponding portfolio.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Total Return Utilities Fund

                                                       2002      2001      2000     1999     1998
                                                     --------  --------  -------  -------  -------
Net Asset Value, Beginning of Period                 $  18.63  $  22.17  $ 20.34  $ 19.01  $ 17.72
---------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                                    0.34      0.35     0.26     0.30     0.25
Net gains (losses) on securities (both realized and
  unrealized)                                           (5.97)    (3.56)    3.73     3.45     1.29
---------------------------------------------------------------------------------------------------
Total from Investment Operations                        (5.63)    (3.21)    3.99     3.75     1.54
---------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                              (0.34)    (0.33)   (0.28)   (0.30)   (0.25)
From net capital gains                                     --        --    (1.79)   (2.12)      --
Tax return of capital                                      --        --    (0.09)      --       --
---------------------------------------------------------------------------------------------------
Total Distributions                                     (0.34)    (0.33)   (2.16)   (2.42)   (0.25)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $  12.66  $  18.63  $ 22.17  $ 20.34  $ 19.01
---------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)  (30.36%)  (14.57%)  20.03%   20.01%    8.77%

Ratios/Supplemental Data
Net assets, end of period ($000)                     $ 19,133  $ 31,267  $24,740  $13,893  $10,455
Ratio of net expenses to average net assets             1.81%     1.72%    1.78%    1.80%    1.80%
Ratio of net investment income to average net assets    2.32%     1.66%    1.22%    1.48%    1.35%
Ratio of expenses to average net assets before
  reductions(2)                                         1.88%     1.80%    1.85%    1.99%    2.11%
Portfolio turnover rate(1)                             31.61%    22.74%   37.07%   69.20%   51.36%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes reductions in corresponding portfolio.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Highlands Growth Fund

                                                               2002      2001      2000     1999     1998
                                                             --------  --------  -------  -------  -------
Net Asset Value, Beginning of Period                         $  15.47  $  18.66  $ 22.37  $ 21.23  $ 18.55
-----------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                    (0.03)       --    (0.01)   (0.01)    0.06
Net gains (losses) on securities and futures (both realized
  and unrealized)                                               (3.79)    (2.49)   (2.17)    4.37     4.32
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (3.82)    (2.49)   (2.18)    4.36     4.38
-----------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                         --        --       --       --    (0.06)
From net capital gains                                             --     (0.70)   (1.53)   (3.22)   (1.64)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                                --     (0.70)   (1.53)   (3.22)   (1.70)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $  11.65  $  15.47  $ 18.66  $ 22.37  $ 21.23
-----------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)          (24.69%)  (13.33%)  (9.76%)  21.16%   23.67%

Ratios/Supplemental Data
Net assets, end of period ($000)                             $ 18,360  $ 32,248  $44,049  $53,087  $43,908
Ratio of net expenses to average net assets                     1.76%     1.64%    1.43%    1.56%    1.69%
Ratio of net investment income (loss) to average net assets    (0.20%)   (0.23%)  (0.04%)  (0.04%)   0.31%
Ratio of expenses to average net assets before reductions(2)    1.79%     1.66%    1.43%    1.57%    1.70%
Portfolio turnover rate(1)                                     53.61%    36.99%   58.03%   51.22%   79.98%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes reductions in corresponding portfolio.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Dynamic Growth Fund

                                                                              2002      2001      2000*
                                                                            --------  --------  --------
Net Asset Value, Beginning of Period                                        $   7.37  $   8.52  $  10.00
---------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                                   (0.04)       --      0.04
Net gains (losses) on securities and futures (both realized and unrealized)    (1.75)    (1.15)    (1.39)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                                               (1.79)    (1.15)    (1.35)
---------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                                        --        --     (0.13)
---------------------------------------------------------------------------------------------------------
Total Distributions                                                               --        --     (0.13)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $   5.58  $   7.37  $   8.52
---------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)(1)
                                                                             (24.29%)
                                                                                       (13.47%)
                                                                                                 (13.54%)

Ratios/Supplemental Data
Net assets, end of period ($000)                                            $ 17,094  $ 23,126  $ 20,399
Ratio of net expenses to average net assets(2)                                 1.18%     1.03%     1.10%
Ratio of net investment income (loss) to average net assets(2)                (0.69%)   (0.62%)    0.53%
Ratio of expenses to average net assets before reductions(2)(4)                1.35%     1.34%     1.30%
Portfolio turnover rate(1)(3)                                                391.64%   131.21%   257.72%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio.
(4) Ratio includes reductions in corresponding portfolio.
*  Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Aggressive Growth Fund

                                                                              2002      2001      2000*
                                                                            --------  --------  --------
Net Asset Value, Beginning of Period                                        $   6.52  $   7.86  $  10.00
---------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                                   (0.06)       --     (0.01)
Net gains (losses) on securities and futures (both realized and unrealized)    (1.67)    (1.34)    (2.11)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                                               (1.73)    (1.34)    (2.12)
---------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                                        --        --     (0.02)
---------------------------------------------------------------------------------------------------------
Total Distributions                                                               --        --     (0.02)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $   4.79  $   6.52  $   7.86
---------------------------------------------------------------------------------------------------------
Total Return (assumes reinvestment of distributions)(1)                      (26.53%)  (17.04%)  (21.24%)

Ratios/Supplemental Data
Net assets, end of period ($000)                                            $  7,046  $ 12,379  $ 12,079
Ratio of net expenses to average net assets(2)                                 1.22%     1.03%     1.10%
Ratio of net investment income (loss) to average net assets(2)                (0.95%)   (0.69%)   (0.11%)
Ratio of expenses to average net assets before reductions(2)(4)                1.67%     1.52%     1.32%
Portfolio turnover rate(1)(3)                                                349.42%   126.69%   302.02%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio.
(4) Ratio includes reductions in corresponding portfolio.
*  Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The U.S. Government Bond Fund

                                                     2002      2001      2000      1999      1998
                                                   --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period               $  21.41  $  21.92  $  21.33  $  22.14  $  21.19
----------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                                  0.54      0.79      1.10      0.88      0.97
Net gains (losses) on securities and futures (both
  realized and unrealized)                             1.65     (0.51)     0.59     (0.81)     1.02
----------------------------------------------------------------------------------------------------
Total from Investment Operations                       2.19      0.28      1.69      0.07      1.99
----------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                            (0.54)    (0.79)    (1.10)    (0.88)    (0.97)
From net capital gains                                (0.27)       --        --        --     (0.07)
----------------------------------------------------------------------------------------------------
Total Distributions                                   (0.81)    (0.79)    (1.10)    (0.88)    (1.04)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $  22.79  $  21.41  $  21.92  $  21.33  $  22.14
----------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of
  distributions)                                     10.34%     1.23%     8.15%     0.35%     9.62%

Ratios/Supplemental Data
Net assets, end of period ($000)                   $ 14,226  $ 13,080  $ 13,340  $ 12,422  $ 11,294
Ratio of net expenses to average net assets           1.10%     1.07%     1.00%     1.00%     1.00%
Ratio of net investment income to average net
  assets                                              2.43%     3.58%     5.12%     4.10%     4.52%
Ratio of expenses to average net assets before
  reductions(2)                                       1.13%     1.13%     1.30%     1.18%     1.16%
Portfolio turnover rate(1)                          407.99%   503.20%   375.47%   352.23%   225.11%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes reductions in corresponding portfolio.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Money Market Fund

                                                               2002      2001      2000      1999      1998
                                                             --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period                         $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
--------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                                           0.016     0.040     0.060     0.049     0.052
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                0.016     0.040     0.060     0.049     0.052
--------------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                     (0.016)   (0.040)   (0.060)   (0.049)   (0.052)
--------------------------------------------------------------------------------------------------------------
Total Distributions                                            (0.016)   (0.040)   (0.060)   (0.049)   (0.052)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
--------------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)            1.59%     4.10%     6.20%     4.96%     5.31%

Ratios/Supplemental Data
Net assets, end of period ($000)                             $186,280  $221,594  $233,227  $232,023  $154,255
Ratio of net expenses to average net assets                     0.44%     0.44%     0.41%     0.41%     0.40%
Ratio of net investment income to average net assets            1.58%     4.00%     6.01%     4.88%     5.19%
Ratio of expenses to average net assets before reductions(1)    0.66%     0.62%     0.60%     0.54%     0.59%

(1) Ratio includes reductions in corresponding portfolio.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Notes to Financial Statements
December 31, 2002
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust offers seven separate series, and it is presently comprised of seven separate funds as follows: The Muirfield Fund(R) ("Muirfield"), The Total Return Utilities Fund ("TRUF"), The Highlands Growth Fund(R) ("Highlands"), The Dynamic Growth Fund ("Dynamic"), The Aggressive Growth Fund ("Aggressive"), The U.S. Government Bond Fund ("Bond") and The Money Market Fund ("Money Market") (each a "Fund" and collectively the "Funds"). Each Fund invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios"). Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                               Percentage of
                                                             Portfolio Owned by
                                                                 Fund as of
 Fund                            Portfolio                   December 31, 2002*
 ----                            ---------                   ------------------
 The Muirfield Fund(R)           Asset Allocation Portfolio          97%
 The Total Return Utilities Fund Utilities Portfolio                 86%
 The Highlands Growth Fund(R)    Growth Stock Portfolio              85%
 The Dynamic Growth Fund         Growth Portfolio                   100%
 The Aggressive Growth Fund      Aggressive Growth Portfolio        100%
 The U.S. Government Bond Fund   Bond Portfolio                     100%
 The Money Market Fund           Money Market Portfolio              88%

*There is a partner in each Portfolio that owns a de minimis position.

The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments. Each Fund records its investment in the corresponding Portfolio at value. Valuation of securities held by each Portfolio is discussed in the Portfolios' notes to financial statements included elsewhere in this report.

Federal income taxes. It is each Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Highlands, Dynamic, and Aggressive declare and pay dividends from net investment income, if any, on a quarterly basis. TRUF declares and pays dividends from net investment income on a monthly basis. Bond and Money Market declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund's corresponding Portfolio. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets. Differences identified and reclasses made for the period ended December 31, 2002 were as follows:


The Flex-funds

                                                             Undistributed Net
                                           Undistributed Net Realized Gains and
                                 Capital   Investment Income       Losses
                                 -------   ----------------- ------------------
The Muirfield Fund(R)           $(232,594)     $232,622             $28
The Total Return Utilities Fund      (421)          421              --
The Highlands Growth Fund(R)      (51,058)       51,058              --
The Dynamic Growth Fund          (136,087)      136,087              --
The Aggressive Growth Fund        (90,795)       90,795              --

Investment income & expenses. The Funds record daily their proportionate share of the corresponding Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis.

2.  Agreements and Other Transactions With Affiliates

Meeder Asset Management, Inc. (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. (formerly Muirfield Investors, Inc.) ("Meeder"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. ("Miller/Howard") and Sector Capital Management, L.L.C. ("Sector Capital") serve as subadvisors of the Utilities Portfolio and the Growth Stock Portfolio, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows: For Muirfield, TRUF, Highlands, Dynamic, and Aggressive, such fee is equal to the greater of $15 per active shareholder account or 0.12% of each Fund's average daily net assets. For Bond, such fee is equal to the greater of $15 per active shareholder account or 0.08% of the Fund's average daily net assets. For Money Market, such fee is equal to the greater of $20 per active shareholder account or 0.08% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund. For Fund's which are subject to an expense cap and which are above the expense cap, the basis point fee will be reduced by 0.02%.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

MAM has agreed to reduce its fees and/or reimburse expenses, including expenses allocated from each respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses), to limit Dynamic, Aggressive, and Bond's total annual operating expenses to 1.25%, 1.25%, and 1.10% of average daily net assets, respectively. MAM has also agreed to reduce its fees and/or reimburse expenses to the extent necessary to achieve an effective yield for Money Market that will rank in the top 10% of yields for all general purpose money market funds in 2002. Such reduction and/or reimbursement is limited to the total of fees charged to each Fund by MAM and MFSCo. For the year ended December 31, 2002, MAM reimbursed $11,815, $33,396, and $119,980 to Dynamic, Aggressive, and Money Market, respectively.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. Muirfield, Highlands, Bond, and Money Market have adopted a distribution plan with an annual limitation of 0.20% of average daily net assets. TRUF, Dynamic, and Aggressive have adopted a distribution plan with an annual limitation of 0.25% of average daily net assets. However, the Funds expensed what was actually incurred during the year ended December 31, 2002.

3.  Federal Tax Information

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2002 were as follows:

                                                 Net Short-Term Total Dividends
                                 Ordinary Income Capital Gains      Paid(1)
 -                               --------------- -------------- ---------------
 The Muirfield Fund(R)             $   78,095       $     --      $   78,095
 The Total Return Utilities Fund      557,378             --         557,378
 The U.S. Government Bond Fund        314,826        165,565         480,391
 The Money Market Fund              3,571,277             --       3,571,277

                                                                 The Flex-funds

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

                                              Accumulated
                      Undistributed           Capital and      Unrealized           Total
                        Ordinary    Dividends Other Gains     Appreciation/      Accumulated
                         Income      Payable  and (Losses)  (Depreciation)(2) Earnings/(Deficit)
                      ------------- --------- ------------  ----------------- ------------------
The Muirfield Fund(R)   $    802    $   (802) $(29,522,241)    $   189,101       $(29,333,140)
The Total Return
  Utilities Fund              --        (926)   (9,128,696)     (2,748,151)       (11,877,773)
The Highlands Fund(R)         --          --    (6,295,227)     (3,682,134)        (9,977,361)
The Dynamic Growth
  Fund                        --          --   (10,921,093)       (333,536)       (11,254,629)
The Aggressive Growth
  Fund                        --          --    (9,401,451)       (299,257)        (9,700,708)
The U.S. Government
  Bond Fund              156,351        (814)      224,673          99,378            479,588
The Money Market
  Fund                    14,147     (14,147)           --              --                 --

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2002, which are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

                                                Amount    Expires
                                              ----------- -------
              The Muirfield Fund(R)           $14,770,866  2008
              The Muirfield Fund(R)            11,066,871  2009
              The Muirfield Fund(R)             3,660,017  2010
              The Total Return Utilities Fund     612,252  2009
              The Total Return Utilities Fund   8,516,444  2010
              The Highlands Growth Fund(R)        869,381  2009
              The Highlands Growth Fund(R)      5,224,895  2010
              The Dynamic Growth Fund           3,185,661  2008
              The Dynamic Growth Fund             726,971  2009
              The Dynamic Growth Fund           7,008,461  2010
              The Aggressive Growth Fund        4,745,009  2008
              The Aggressive Growth Fund          618,687  2009
              The Aggressive Growth Fund        4,037,755  2010

Under current tax laws, net capital losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2002, the Funds deferred post October capital losses of:

                                         Post-October Capital Losses
                                         ---------------------------
            The Muirfield Fund(R)                 $ 24,487
            The Highlands Growth Fund(R)           200,951

   (1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

   (2) The difference between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount.

The Flex-funds

4.  Subsequent Event

The Flex-funds and most of the funds comprising the Meeder Advisor Funds families of funds, which are managed by Meeder Asset Management, Inc., are organized in the master-feeder structure. Under this structure, funds in The Flex-funds and Meeder Advisor Funds having the same investment objectives invest in the same master portfolios. The Board of Trustees has approved the termination, on or about April 11, 2003, of three of the Meeder Advisor Funds:
Tactical Asset Allocation Fund, Core Equity Fund and Utility Growth Fund. In conjunction with the termination of these three funds, the Board of Trustees has also approved the termination, on or about April 11, 2003, of the master portfolios in which these three funds invest. Consequently, on or about April 11, 2003, the Muirfield Fund, the Highlands Growth Fund and the Total Return Utilities Fund will no longer invest in master portfolios but, after that date, will continue to be managed by Meeder Asset Management, Inc. as stand alone funds. All of the master portfolios in which the other funds of The Flex-funds invest, except for the Money Market Portfolio, will also be terminated on or about April 11, 2003. Consequently, on or about April 11, 2003, the Dynamic Growth Fund, the Aggressive Growth Fund and the U.S. Government Bond Fund will be stand-alone funds and will continue to be managed by Meeder Asset Management, Inc.

                                                                 The Flex-funds

Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of The Flex-funds:

We have audited the accompanying statements of assets and liabilities of The Flex-funds comprised of The Muirfield Fund, The Total Return Utilities Fund, The Highlands Growth Fund, The Dynamic Growth Fund, The Aggressive Growth Fund, The U.S. Government Bond Fund and The Money Market Fund (collectively, the Funds), as of December 31, 2002, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds comprising the Flex-funds at December 31, 2002, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 21, 2003

The Flex-funds

Statements of Assets & Liabilities
December 31, 2002
--------------------------------------------------------------------------------


                                                           Asset
                                                         Allocation   Utilities
                                                         Portfolio    Portfolio
                                                         ----------- -----------
Assets
Investments, at value*                                   $48,847,954 $22,112,824
Repurchase agreements, at value*                             626,000     215,000
Trustee deferred compensation investments, at value           91,884      25,575
Cash                                                             528         229
Receivable for securities sold                                    --          --
Receivable for net variation margin on futures contracts       5,600          --
Interest and dividend receivable                                  65      42,389
Prepaid expenses/other assets                                    448       6,245
--------------------------------------------------------------------------------
Total Assets                                              49,572,479  22,402,262
--------------------------------------------------------------------------------

Liabilities
Payable for securities purchased                                  --          --
Payable for Trustee Deferred Compensation Plan                91,884      25,575
Payable to investment advisor                                 42,269      18,302
Accrued fund accounting fees                                   3,531       2,315
Other accrued liabilities                                     32,642      12,519
--------------------------------------------------------------------------------
Total Liabilities                                            170,326      58,711
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Net Assets                                         $49,402,153 $22,343,551
--------------------------------------------------------------------------------
* Investments, at cost                                   $50,487,957 $25,382,544
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------


           Growth                  Aggressive                Money
            Stock        Growth      Growth      Bond       Market
          Portfolio     Portfolio  Portfolio   Portfolio   Portfolio
          ---------    ----------- ---------- ----------- ------------
         $21,556,342   $16,574,127 $6,139,952 $13,297,706 $196,083,910
             298,000            --    917,000     862,000   13,441,500
              45,429        12,428     10,548      19,150       43,114
                 704        71,470         74         117           70
              40,032            --         --          --           --
                  --         4,200      2,700          --           --
              24,681         1,767        419      50,886    1,404,254
               2,548           170        114          75        2,340
         -------------------------------------------------------------
          21,967,736    16,664,162  7,070,807  14,229,934  210,975,188
         -------------------------------------------------------------

             210,519            --         --          --           --
              45,429        12,428     10,548      19,150       43,114
              18,665        10,824      4,600       4,168       26,477
               2,523         1,895        950       1,645        5,442
              23,217        11,187     11,795       8,919       22,720
         -------------------------------------------------------------
             300,353        36,334     27,893      33,882       97,753
         -------------------------------------------------------------
         -------------------------------------------------------------
         $21,667,383   $16,627,828 $7,042,914 $14,196,052 $210,877,435
         -------------------------------------------------------------
         $25,112,662   $16,903,463 $7,213,358 $14,043,453 $209,525,410
         -------------------------------------------------------------

The Flex-funds

Statements of Operations
For the Year Ended December 31, 2002
--------------------------------------------------------------------------------


                                                                              Asset
                                                                            Allocation    Utilities
                                                                            Portfolio     Portfolio
                                                                           -----------  ------------
Investment Income
Interest                                                                   $   333,705  $     17,789
Dividends                                                                      223,064     1,126,810
Foreign taxes withheld                                                              --            --
-----------------------------------------------------------------------------------------------------
Total Investment Income                                                        556,769     1,144,599
-----------------------------------------------------------------------------------------------------

Expenses
Investment advisor                                                             552,653       277,327
Fund accounting                                                                 40,404        31,366
Trustee                                                                         25,566        15,963
Audit                                                                           11,202        13,267
Custodian                                                                        9,810         7,318
Legal                                                                            3,966         3,616
Insurance                                                                        2,701         2,229
Other                                                                            7,051         6,365
-----------------------------------------------------------------------------------------------------
Total Expenses Before Reductions                                               653,353       357,451
-----------------------------------------------------------------------------------------------------
Investment advisor fees waived                                                      --            --
Expenses paid indirectly                                                       (27,516)      (20,293)
-----------------------------------------------------------------------------------------------------
Total Net Expenses                                                             625,837       337,158
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                   (69,068)      807,441
-----------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from futures contracts                                583,375            --
Net realized gain (loss) from investment transactions and distributions of
  realized gains by other investment companies                              (4,414,303)   (8,166,232)
Net change in unrealized appreciation (depreciation) of investments         (2,594,618)   (3,471,988)
-----------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from Investments                    (6,425,546)  (11,638,220)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations                         $(6,494,614) $(10,830,779)
-----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------


          Growth                          Aggressive                 Money
           Stock              Growth        Growth       Bond       Market
         Portfolio           Portfolio    Portfolio    Portfolio   Portfolio
   -----------              -----------  -----------  ----------  ----------
   $    23,001              $    28,421  $    11,566  $  456,729  $5,176,992
       463,071                   69,691       14,025          --          --
           (36)                      --           --          --          --
   --------------------------------------------------------------------------
       486,036                   98,112       25,591     456,729   5,176,992
   --------------------------------------------------------------------------

       310,802                  148,405       71,562      51,853     786,765
        33,281                   24,787       13,956      17,963      62,471
        17,323                   11,814        8,800       9,555       9,117
        13,250                   11,202       11,334      11,031      12,575
        16,980                    7,550        6,317       2,888      33,218
         3,977                    3,526        3,503       3,288       4,208
         3,165                      870          477         201       8,634
         6,450                      945        1,095       1,075       6,113
   --------------------------------------------------------------------------
       405,228                  209,099      117,044      97,854     923,101
   --------------------------------------------------------------------------
        (1,697)                      --           --      (4,352)   (404,708)
        (8,309)                 (21,710)      (9,726)         --          --
   --------------------------------------------------------------------------
       395,222                  187,389      107,318      93,502     518,393
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
        90,814                  (89,277)     (81,727)    363,227   4,658,599
   --------------------------------------------------------------------------

      (149,801)                (268,900)    (182,201)   (218,375)         --
    (6,118,447)              (5,632,107)  (3,253,440)  1,053,910          --
    (2,791,866)                 574,258      516,858     127,893          --
   --------------------------------------------------------------------------
    (9,060,114)              (5,326,749)  (2,918,783)    963,428          --
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
   $(8,969,300)             $(5,416,026) $(3,000,510) $1,326,655  $4,658,599
   --------------------------------------------------------------------------

The Flex-funds

Statements of Changes in Net Assets
For the Years Ended December 31,
--------------------------------------------------------------------------------


                             Asset Allocation Portfolio      Utilities Portfolio       Growth Stock Portfolio
                             --------------------------  --------------------------  --------------------------
                                 2002          2001          2002          2001          2002          2001
                             ------------  ------------  ------------  ------------  ------------  ------------
Operations
Net investment income
  (loss)                     $    (69,068) $    326,042  $    807,441  $    823,591  $     90,814  $     81,469
Net realized gain (loss)
  from investments and
  futures contracts            (3,830,928)  (11,680,310)   (8,166,232)   (2,260,797)   (6,268,248)   (3,015,271)
Net change in unrealized
  appreciation
  (depreciation) of
  investments                  (2,594,618)      453,972    (3,471,988)   (4,483,414)   (2,791,866)   (4,413,855)
----------------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from operations    (6,494,614)  (10,900,296)  (10,830,779)   (5,920,620)   (8,969,300)   (7,347,657)
----------------------------------------------------------------------------------------------------------------

Transactions of Investors'
  Beneficial Interests
Contributions                  13,872,530    10,615,294    10,037,806    22,964,327    22,959,260     6,402,311
Withdrawals                   (23,827,299)  (42,465,682)  (12,790,403)  (12,007,187)  (32,624,521)  (15,939,452)
----------------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from
  transactions of investors'
  beneficial interests         (9,954,769)  (31,850,388)   (2,752,597)   10,957,140    (9,665,261)   (9,537,141)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Total Change in Net Assets    (16,449,383)  (42,750,684)  (13,583,376)    5,036,520   (18,634,561)  (16,884,798)
----------------------------------------------------------------------------------------------------------------
Net Assets -- Beginning of
  Period                       65,851,536   108,602,220    35,926,927    30,890,407    40,301,944    57,186,742
----------------------------------------------------------------------------------------------------------------
Net Assets -- End of Period  $ 49,402,153  $ 65,851,536  $ 22,343,551  $ 35,926,927  $ 21,667,383  $ 40,301,944
----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------


     Growth Portfolio      Aggressive Growth Portfolio         Bond Portfolio          Money Market Portfolio
-------------------------  --------------------------    -------------------------  ----------------------------
    2002          2001         2002            2001          2002          2001          2002           2001
------------  -----------  -----------     -----------   ------------  -----------  -------------  -------------
$    (89,277) $   (98,498) $   (81,727)    $   (83,171)  $    363,227  $   571,316  $   4,658,599  $  14,099,302

  (5,901,007)  (1,666,744)  (3,435,641)     (1,301,404)       835,535       25,520             --             --

     574,258   (1,319,175)     516,858      (1,261,652)       127,893     (361,296)            --             --
-----------------------------------------------------------------------------------------------------------------

  (5,416,026)  (3,084,417)  (3,000,510)     (2,646,227)     1,326,655      235,540      4,658,599     14,099,302
-----------------------------------------------------------------------------------------------------------------

  17,025,282   10,909,347    2,808,967       7,945,102     24,027,643    3,814,423    325,392,543    638,416,530
 (16,616,552)  (6,564,239)  (4,646,231)     (5,484,611)   (24,684,740)  (3,883,881)  (389,503,659)  (679,391,675)
-----------------------------------------------------------------------------------------------------------------

     408,730    4,345,108   (1,837,264)      2,460,491       (657,097)     (69,458)   (64,111,116)   (40,975,145)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  (5,007,296)   1,260,691   (4,837,774)       (185,736)       669,558      166,082    (59,452,517)   (26,875,843)
-----------------------------------------------------------------------------------------------------------------

  21,635,124   20,374,433   11,880,688      12,066,424     13,526,494   13,360,412    270,329,952    297,205,795
-----------------------------------------------------------------------------------------------------------------
$ 16,627,828  $21,635,124  $ 7,042,914     $11,880,688   $ 14,196,052  $13,526,494  $ 210,877,435  $ 270,329,952
-----------------------------------------------------------------------------------------------------------------

The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Asset Allocation Portfolio

                                           2002      2001      2000      1999     1998
                                         --------  --------  --------  -------- --------
Total Return                              (11.14%)  (10.21%)  (15.30%)   17.39%   30.23%

Net assets, end of period ($000)         $ 49,402  $ 65,852  $108,602  $178,541 $140,808
Ratio of net expenses to average net
  assets                                    1.10%     1.02%     0.88%     0.86%    0.91%
Ratio of net investment income (loss)
  to average net assets                    (0.12%)    0.40%     3.28%     1.69%    1.56%
Ratio of expenses to average net assets
  before reductions                         1.15%     1.08%     0.88%     0.86%    0.91%
Portfolio turnover rate                   277.99%   297.81%   405.88%   787.66%  128.31%

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Utilities Portfolio

                                                            2002      2001     2000    1999    1998
                                                          --------  --------  ------- ------- -------
Total Return                                               (30.03%)  (13.65%)  21.81%  21.81%  10.33%

Net assets, end of period ($000)                          $ 22,344  $ 35,927  $30,890 $18,051 $13,220
Ratio of net expenses to average net assets                  1.22%     1.17%    1.29%   1.35%   1.44%
Ratio of net investment income to average net assets         2.91%     2.23%    1.74%   1.94%   1.73%
Ratio of expenses to average net assets before reductions    1.29%     1.25%    1.30%   1.35%   1.46%
Portfolio turnover rate                                     31.61%    22.74%   37.07%  69.20%  51.36%

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Growth Stock Portfolio

                                                            2002      2001      2000    1999    1998
                                                          --------  --------  -------  ------- -------
Total Return                                               (24.31%)  (12.05%)  (8.33%)  22.72%  24.58%

Net assets, end of period ($000)                          $ 21,667  $ 40,302  $57,187  $65,217 $51,168
Ratio of net expenses to average net assets                  1.27%     1.24%    1.10%    1.15%   1.25%
Ratio of net investment income to average net assets         0.29%     0.17%    0.29%    0.39%   0.77%
Ratio of expenses to average net assets before reductions    1.30%     1.26%    1.12%    1.16%   1.26%
Portfolio turnover rate                                     53.61%    36.99%   58.03%   51.22%  79.98%

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Growth Portfolio

                                                                 2002      2001      2000*
                                                               --------  --------  --------
Total Return(1)                                                 (24.06%)  (12.44%)  (12.62%)

Net assets, end of period ($000)                               $ 16,628  $ 21,635  $ 20,374
Ratio of net expenses to average net assets(2)                    0.95%     0.86%     0.99%
Ratio of net investment income (loss) to average net assets(2)   (0.45%)   (0.45%)    0.63%
Ratio of expenses to average net assets before reductions(2)      1.06%     1.02%     0.99%
Portfolio turnover rate(1)                                      391.64%   131.21%   257.72%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
*   Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Aggressive Growth Portfolio

                                                                 2002      2001      2000*
                                                               --------  --------  --------
Total Return(1)                                                 (26.44%)  (16.01%)  (20.32%)

Net assets, end of period ($000)                               $  7,043  $ 11,881  $ 12,066
Ratio of net expenses to average net assets(2)                    1.13%     0.98%     1.00%
Ratio of net investment income (loss) to average net assets(2)   (0.86%)   (0.64%)   (0.02%)
Ratio of expenses to average net assets before reductions(2)      1.23%     1.14%     1.00%
Portfolio turnover rate(1)                                      349.42%   126.69%   302.02%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
*   Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Bond Portfolio

                                                       2002     2001     2000     1999     1998
                                                     -------- -------- -------- -------- --------
Total Return                                           10.72%    2.30%    9.15%    1.35%   10.62%

Net assets, end of period ($000)                     $ 14,196 $ 13,526 $ 13,360 $ 12,427 $ 10,996
Ratio of net expenses to average net assets             0.72%    0.68%    0.45%    0.54%    0.57%
Ratio of net investment income to average net assets    2.80%    3.96%    5.66%    4.57%    4.97%
Ratio of expenses to average net assets before
  reductions                                            0.75%    0.74%    0.75%    0.73%    0.73%
Portfolio turnover rate                               407.99%  503.20%  375.47%  352.23%  225.11%

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Money Market Portfolio

                                                            2002     2001     2000      1999      1998
                                                          -------- -------- -------- ---------- --------
Total Return                                                 1.83%    4.54%    6.61%      5.37%    5.71%

Net assets, end of period ($000)                          $210,877 $270,330 $297,206 $1,104,197 $798,269
Ratio of net expenses to average net assets                  0.20%    0.21%    0.19%      0.18%    0.18%
Ratio of net investment income to average net assets         1.83%    4.26%    6.05%      5.07%    5.39%
Ratio of expenses to average net assets before reductions    0.36%    0.35%    0.30%      0.30%    0.30%

See accompanying notes to financial statements.

                                                                 The Flex-funds

Notes to Financial Statements
December 31, 2002
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Each fund of The Flex-funds Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio"; collectively the "Portfolios") having the same investment objective as the fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-ended management investment company, which was organized as a trust under the laws of the State of New York. For federal income tax purposes, the Portfolios qualify as partnerships, and each investor in the corresponding Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the corresponding Portfolio. Accordingly, as a "pass-through" entity, the Portfolios pay no income dividends or capital gain distributions.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation. Securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Bond Portfolio values the securities held at 3:00 p.m. Eastern Time. The Portfolios obtain prices from independent pricing services, which use valuation techniques approved by the Board of Trustees ("Trustees").

Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates value. Money market securities held in the six remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. In non-Money Market Portfolios, when such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase agreements. Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Futures & options. Each Portfolio, except the Money Market Portfolio, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under GAAP. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those that are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities, the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of

The Flex-funds
a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

Transactions in options written during the year ended December 31, 2002, were as follows:

                                                         Number
                                                           of     Premiums
    Bond Portfolio                                      Contracts Received
    --------------                                      --------- --------
    Options outstanding at December 31, 2001                 0    $      0
    Options written                                        120     113,127
    Options terminated in closing purchase transactions    (60)    (58,673)
    Options exercised                                      (60)    (54,454)
    Options outstanding at December 31, 2002                 0    $      0

Federal income taxes. The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

Other. The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the "Plan"), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of The Flex-funds and the Meeder Advisor Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

Each Portfolio, except Growth Portfolio and Aggressive Growth Portfolio, has pledged as collateral a U.S. Government Security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

2.  Investment Transactions

For the year ended December 31, 2002, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

                                          Purchases      Sales
             -                           ------------ ------------
             Asset Allocation Portfolio  $108,975,787 $110,639,164
             Utilities Portfolio            8,496,686    9,280,208
             Growth Stock Portfolio        16,175,957   26,529,729
             Growth Portfolio              69,241,274   71,209,595
             Aggressive Growth Portfolio   31,059,427   34,448,627
             Bond Portfolio                51,002,242   51,856,078

As of December 31, 2002, the aggregate cost basis of investments and unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                                         Net
                                                                      unrealized
                            Cost basis of  Unrealized   Unrealized   appreciation
                             investments  appreciation depreciation (depreciation)
-                           ------------- ------------ ------------ --------------
Asset Allocation Portfolio  $ 50,487,957   $  373,679  $(1,387,682)  $(1,014,003)
Utilities Portfolio           25,434,474    1,561,019   (4,667,669)   (3,106,650)
Growth Stock Portfolio        25,901,163    1,404,670   (5,451,491)   (4,046,821)
Growth Portfolio              16,903,453           18     (329,354)     (329,336)
Aggressive Growth Portfolio    7,353,509        8,602     (305,159)     (296,557)
Bond Portfolio                14,060,328      116,253      (16,875)       99,378
Money Market Portfolio       209,525,410           --           --            --

                                                                 The Flex-funds

3.  Investment Advisory Fees and Other Transactions With Affiliates

Meeder Asset Management, Inc. (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. (formerly Muirfield Investors, Inc.) ("Meeder"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. ("Miller/Howard") and Sector Capital Management, L.L.C. ("Sector Capital") serve as subadvisors of the Utilities Portfolio and Growth Stock Portfolio, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital.

For such services the Portfolios pay a fee at the following annual rates: Asset Allocation Portfolio, Utilities Portfolio, and Growth Stock Portfolio, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadvisor to the Utilities Portfolio, Miller/Howard is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadvisor to the Growth Stock Portfolio, Sector Capital is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital pays all sub-subadvisors 0.25% on all average net assets; Growth Portfolio and Aggressive Growth Portfolio, 0.75% of average daily net assets up to $200 million and 0.60% of average daily net assets exceeding $200 million; Bond Portfolio, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; Money Market Portfolio, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the year ended December 31, 2002, Sector Capital voluntarily waived $1,697 of investment advisory fees in the Growth Stock Portfolio and MAM agreed to reduce $4,352 and $404,708 of investment advisory fees in the Bond Portfolio and the Money Market Portfolio, respectively.

Adviser Dealer Services, Inc. ("ADS"), an affiliated broker-dealer of MAM, received distribution fees from underlying holdings of the Asset Allocation Portfolio, Growth Portfolio, and Aggressive Growth Portfolio. ADS deposits these fees back into the aforementioned Portfolios in an effort to reduce expenses. During the year ended December 31, 2002, ADS deposited $27,516, $21,710, and $9,726 of distribution fees received into the Asset Allocation Portfolio, Growth Portfolio, and Aggressive Growth Portfolio, respectively.

Also, ADS has an arrangement with the Utilities Portfolio and Growth Stock Portfolio whereby a portion of the commissions received from security trades directed through it will be used to help pay expenses of the aforementioned Portfolios. For the year ended December 31, 2002, ADS received $11,359 and $3,448 in commissions in connection with the purchase and sale of investments for the Utilities Portfolio and Growth Stock Portfolio, respectively. For the same time period ADS paid $20,293 and $8,309 of the Utilities Portfolio and Growth Stock Portfolio, respectively, expenses under this arrangement.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

    a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

    b. $7,500 for each Portfolio, except $30,000 for the Money Market Portfolio.

The Flex-funds

Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Asset Allocation Portfolio, Utilities Portfolio,
Growth Stock Portfolio, Growth Portfolio, Aggressive Growth
Portfolio, Bond Portfolio and Money Market Portfolio:

We have audited the accompanying statements of assets and liabilities of the Asset Allocation Portfolio (formerly Mutual Fund Portfolio), Utilities Portfolio (formerly Utilities Stock Portfolio), Growth Stock Portfolio, Growth Portfolio (formerly Growth Mutual Fund Portfolio), Aggressive Growth Portfolio (formerly Aggressive Growth Mutual Fund Portfolio), Bond Portfolio and Money Market Portfolio (collectively, the Portfolios), including the schedules of portfolio investments, as of December 31, 2002, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2002, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios at December 31, 2002, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 21, 2003


                                                                 The Flex-funds

Trustees and Officers
--------------------------------------------------------------------------------

Certain trustees of the Portfolio are also officers of Meeder, MAM and MFSCo. The Trustees oversee the management of the Trust and the Portfolio and elect their officers. The officers are responsible for the Portfolios day-to-day operations. The Trustees' and officers' names, addresses, years of birth, positions held with the Trust, and length of service as a Flex-funds Trustee are listed below. Also included is each Board member's principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by MAM, including The Flex-funds, Meeder Advisor Funds, and the corresponding portfolios of The Flex-funds and Meeder Advisor Funds (collectively, the "Fund Complex"). Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

Name, Address(1), and Year of Birth Position and Length of Service(2) Principal Occupation During Past Five Years
----------------------------------- --------------------------------- -------------------------------------------
      Robert S. Meeder, Sr.*           Trustee and President          Chairman of Meeder Asset Management, Inc.,
      Year of Birth: 1929                                             an investment advisor; Chairman and Director
                                                                      of Mutual Funds Service Co., the Fund
                                                                      Complex's transfer agent; Director of Adviser
                                                                      Dealer Services, Inc., the Fund Complex's
                                                                      Distributor.

      Milton S. Bartholomew            Trustee                        Retired; formerly a practicing attorney in
      Year of Birth: 1929                                             Columbus, Ohio; member of the Fund
                                                                      Complex's Audit Committee.

      Roger D. Blackwell               Trustee                        Professor of Marketing and Consumer
      Year of Birth: 1940                                             Behavior, The Ohio State University;
                                                                      President of Blackwell Associates, Inc., a
                                                                      strategic consulting firm.

      Robert S. Meeder, Jr.*           Trustee and Vice President     President of Meeder Asset Management, Inc.
      Year of Birth: 1961

      Walter L. Ogle                   Trustee                        Retired; formerly Executive Vice President of
      Year of Birth: 1937                                             Aon Consulting, an employee benefits
                                                                      consulting group; member of the Fund
                                                                      Complex's Audit Committee.

      Charles A. Donabedian            Trustee                        President, Winston Financial, Inc., which
      Year of Birth: 1943                                             provides a variety of marketing consulting
                                                                      services to investment management
                                                                      companies; CEO, Winston Advisors, Inc., an
                                                                      investment advisor; member of the Fund
                                                                      Complex's Audit Committee.

      James W. Didion                  Trustee                        Retired; formerly Executive Vice President of
      Year of Birth: 1930                                             Core Source, Inc., an employee benefit and
                                                                      Workers' Compensation administration and
                                                                      consulting firm (1991 - 1997).

      Jack W. Nicklaus                 Trustee                        Designer, Nicklaus Design, a golf course
      Year of Birth: 1961                                             design firm and division of The Nicklaus
                                                                      Companies.

(1) The address of each Trustee is 6000 Memorial Drive, Dublin, OH 43017.
(2) Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.
* Robert S. Meeder, Sr. is deemed an "interested person" of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolio. Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolio.

The Flex-funds

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                MANAGER AND INVESTMENT ADVISOR:
                Meeder Asset Management
                6000 Memorial Drive
                P.O. Box 7177
                Dublin, Ohio 43017

                SUBADVISOR/THE UTILITIES STOCK PORTFOLIO
                Miller/Howard Investments, Inc.
                141 Upper Byrdcliffe Road, P.O. Box 549
                Woodstock, New York 12498

                SUBADVISOR/THE GROWTH STOCK PORTFOLIO
                Sector Capital Management L.L.C.
                51 Germantown Court, Suite 309
                Cordova, TN 38018

                BOARD OF TRUSTEES
                Milton S. Bartholomew
                Dr. Roger D. Blackwell
                James Didion
                Charles Donabedian
                Robert S. Meeder, Sr.
                Robert S. Meeder, Jr.
                Jack Nicklaus II
                Walter L. Ogle

                CUSTODIAN
                U.S. Bank, N.A.
                Cincinnati, Ohio 45201

                TRANSFER AGENT DIVIDEND DISBURSING AGENT
                Mutual Funds Service Co.
                6000 Memorial Drive
                Dublin, Ohio 43017

                AUDITORS
                KPMG LLP
                Columbus, Ohio 43215

The Flex-Funds

     Managed by a Meeder Financial Company
     6000 Memorial Drive, Dublin Ohio, 43017
     Call Toll Free 800-325-3539 | 760-2159
     Fax:614-766-6669 | www.flexfunds.com
     Email: flexfunds@meederfinancial.com